NUVEEN Exchange-Traded Funds

DECEMBER 31, 1999

SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.


NQJ
NNJ
New Jersey

NQP
NPY
Pennsylvania

Photo of: Couple gardening.

FINANCIAL INFORMATION
As of December 31, 1999








NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)

                                   o Dividend per share of $.0765
                                   o Market yield on share price of 7.27%
                                   o Taxable-equivalent yield on share price
                                     of 11.27% *

PIE CHART:
AAA/U.S. Guaranteed                68%
AA                                 15%
A                                  5%
BBB/NR                             10%
Other                              2%


NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)

                                   o Dividend per share of $.072
                                   o Market yield on share price of 7.02%
                                   o Taxable-equivalent yield on share price
                                     of 10.88% *
PIE CHART:
AAA/U.S. Guaranteed                65%
AA                                 8%
A                                  16%
BBB/NR                             7%
Other                              4%


NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP)

                                   o Dividend per share of $.081
                                   o Market yield on share price of 7.34%
                                   o Taxable-equivalent yield on share price
                                     of 10.96% *
PIE CHART:
AAA/U.S. Guaranteed                78%
AA                                 11%
A                                  7%
BBB/NR                             4%


NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)

                                   o Dividend per share of $.0675
                                   o Market yield on share price of 6.75%
                                   o Taxable-equivalent yield on share price
                                     of 10.07% *
PIE CHART:
AAA/U.S. Guaranteed                78%
AA                                 7%
A                                  6%
BBB/NR                             8%
Other                              1%






   CONTENTS
 1 Dear Shareholder
 3 New Jersey Portfolio Manager's Comments
 6 NQJ Performance Overview
 7 NNJ Performance Overview
 8 Pennsylvania Portfolio Manager's Comments
11 NQP Performance Overview
12 NPY Performance Overview
13 Shareholder Meeting Report
15 Portfolio of Investments
34 Statement of Net Assets
35 Statement of Operations
36 Statement of Changes in Net Assets
37 Notes to Financial Statements
42 Financial Highlights
44 Build Your Wealth Automatically
45 Fund Information

     Past performance is not predictive of future results
* For investors in the 31% federal plus applicable state income tax bracket. See your fund's Performance Overview in this report for more information.

Photo of: TIMOTHY R. SCHWERTFEGER CHAIRMAN OF THE BOARD

SIDEBAR TEXT: Wealth takes a lifetime to build. Once achieved, it should be preserved.


DEAR SHAREHOLDER

I am pleased to report to you on the performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past six months, your Fund continued to achieve this goal. During the period covered by this report, we have seen some changes in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.


A CHALLENGING INVESTMENT ENVIRONMENT
During 1999, the U.S. economy enjoyed its ninth consecutive year of continuous expansion, characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of economic expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. As investors watched and reacted to every economic report, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind each statistic. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, setting the standard for short-term market rates - from 4.75% to 5.50%. This series of rate increases, however, had little impact on consumer confidence, which went on to hit a 31-year high, or on consumer spending, which continued to serve as the main engine powering the country's economic expansion.

At its November meeting, the Fed announced that it would shift to a neutral stance following that month's interest rate increase, giving the markets some respite during the Y2K transition. However, the Fed's indication that it would continue to closely watch the pace of economic growth for any signs of inflationary pressure left the door open for additional tightenings. In January 2000, the annual rotation among members of the Fed's Open Market Committee, the body that ultimately decides interest rate policy, put several members considered more "hawkish" on inflation-fighting into voting slots. As a result, on February 2, the Fed again raised interest rates another 25 basis points. The federal funds rate now stands at 5.75%, though the Fed hinted at additional increases throughout 2000.

MUNICIPAL BOND PERFORMANCE

Despite the evidence of the Federal Reserve's continued vigilance on the inflation front, the cumulative effect of these economic events was negative for the fixed-income markets, including municipal bonds. As the Fed's monetary tightenings prompted a rise in bond yields, bond prices slumped, and all but the shortest maturity bond funds suffered losses.

On a more positive note, over the past year our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of December 1999, long-term municipal yields, represented by the Bond Buyer 25 Revenue Index, offered 96% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that yields on quality long-term municipal bonds were comparable to those of long-term Treasury bonds - even before the tax advantages of municipals were taken into account. Of course, Treasuries are backed by the full faith and credit of the U.S. government. Even so, on an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we saw the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. For the year, municipal supply declined by 21% from 1998 levels. We anticipate that demand from individual investors will strengthen as they increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders.


NUVEEN FUNDS: AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent changes in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can add diversification to your portfolio. By investing in other Nuveen funds, you can bring balance to your portfolio and gain exposure to the different types of investments that can enhance your potential for success. Your adviser can also establish a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at
(800) 257-8787. Please read the prospectus carefully before you invest or send money.


THE NEW MILLENNIUM
During 1999, Nuveen committed significant resources - both financial and personal - to ensuring that the transition to the year 2000 caused no disruptions for our shareholders. Our preparations included advance testing of all critical operating systems and careful review of each municipal issuer's Y2K compliance, with special attention to the largest and more volatile holdings in our Funds' portfolios. We were assisted in our efforts by securities industry oversight organizations, including the Securities Industry Association, the Municipal Securities Rulemaking Board, and the Securities and Exchange Commission, as well as various rating agencies and insurance companies. As a result, we were fully prepared for the transition, from an operational as well as an investment perspective. As expected, the Y2K transition was a non-event for our company and our shareholders as well as throughout the general economy. The diligence of the financial industry as a whole in dealing with the Y2K transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

February 15, 2000



Sidebar text: "With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds should give us excellent access to bond offerings that have the potential to add value for our shareholders."

Nuveen New Jersey Exchange-Traded Funds

PORTFOLIO MANAGER'S COMMENTS

PORTFOLIO MANAGER TOM FUTRELL DISCUSSES THE NEW JERSEY ECONOMY, RECENT FUND PERFORMANCE, AND THE OUTLOOK FOR THE NUVEEN NEW JERSEY FUNDS. A 16-YEAR VETERAN OF NUVEEN, TOM HAS MANAGED THE NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) AND THE NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
(NNJ) SINCE JULY 1998.



WHAT FACTORS AFFECTED NEW JERSEY'S ECONOMY DURING THE 12 MONTHS ENDED DECEMBER 31, 1999?
New Jersey's economy continued to grow at a healthy pace in 1999, as the state benefited from its strategic location, highly skilled workforce, and its position as the U.S. center for telecommunications and research. Many of the employees of Wall Street's investment firms and brokerage houses commute to Manhattan from New Jersey, and the success and growth of the financial industry over the past nine years have created substantial wealth for the state's residents. According to Moody's Investor Services, per capita income in New Jersey was 138% of the national average in 1999. The state is also seeing a type of "reverse commute," as New York companies move their back office operations to New Jersey in order to reduce costs. This has created a boom in the state's commercial real estate market, especially in northern New Jersey. The state also benefits from a highly diverse economy, with a significant presence of scientific and high-tech industries and strong job growth in the financial, retail and wholesale trade, and services sectors. In December 1999, New Jersey's unemployment equaled the national average of 4.1%, down from 4.4% in December 1998.

Because of its location, New Jersey also serves as a major transportation hub on the East Coast, and current improvement projects are designed to solidify this position and increase jobs and economic opportunities. Among these are a $1 billion expansion of Newark International Airport and a $545 million project designed to link the Port of New York-New Jersey with nearby rail, road, and airport facilities.

DID THESE EVENTS IMPACT MUNICIPAL BOND SUPPLY AND DEMAND IN NEW JERSEY?
In 1999, New Jersey's new municipal issuance remained stable, totaling $8.5 billion, a decline of just 2% from 1998 levels. This was in sharp contrast to the availability of new paper in most other states and to the national supply, which dropped 21% in 1999. Because New Jersey is one of the wealthiest states in the country in terms of per capita income, demand for municipal bonds by individual investors continued to be good through most of the year. Another reason for the continued demand is New Jersey's status as a specialty state, which means its bonds have historically traded well in the secondary market.

WERE THE FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT?
Over the past 12 months, the Nuveen New Jersey Funds continued to provide stable, attractive dividends, supported by good call protection and Nuveen's dividend management strategies, as well as the prudent use of leverage. As of December 31, 1999, NNJ had provided shareholders with 74 consecutive months of steady or increasing dividends, while NQJ had provided steady dividends for 14 consecutive months. Both of the Funds continued to provide competitive market yields, as shown in the table on page four.

Both of the Nuveen New Jersey Funds are leveraged, which means they issue MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from these preferred shares are then used to buy additional long-term bonds for the Funds' portfolios. Since short-term interest rates usually - but not always - remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. While the use of leverage can increase the volatility of a fund's net asset value (NAV) and income, adding higher risk than that associated with non-leveraged funds, the leveraged fund is usually compensated for this additional risk in the form of higher yields.

During the first half of 1999, the leverage ratio of NQJ fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for the Fund in June. (There was no need to issue new preferred shares for NNJ because its leverage ratio remained above Nuveen's 35% guideline over the past 12 months.) Nuveen releveraged NQJ both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

OVERALL, HOW DID THE NUVEEN NEW JERSEY FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended December 31, 1999, the Nuveen New Jersey Funds produced total returns on NAV as shown in the accompanying table. For comparison purposes, the annual returns for the Funds' benchmark - the Lehman Brothers Municipal Bond Index1 - and the Funds' Lipper Peer Group2 are also presented. In recognition of its risk-adjusted performance, NQJ was awarded a Morningstar3 rating of 4 stars, representing the Fund's overall rating among 193 closed-end municipal bond funds, as of December 31, 1999.

                                                               LEHMAN
                                              TOTAL RETURN      TOTAL       LIPPER
                    MARKET YIELD                    ON NAV  RETURN(1)   AVERAGE(2)
       -------------------------  ------------------------  ---------   ----------
                                    1-Year                     1-Year       1-Year
                       Taxable-      Ended        Taxable-      Ended        Ended
       12/31/99    Equivalent(4)  12/31/99    Equivalent(4)  12/31/99     12/31/99
       --------    -------------  --------    -------------  --------     --------
NQJ      7.27%          11.27%     -3.04%           0.27%     -2.06%       -9.06%
       --------        --------   --------        --------   --------     --------
NNJ      7.02%          10.88%     -4.94%          -1.80%     -2.06%       -9.06%
       --------        --------   --------        --------   --------     --------

Past performance is not predictive of future results. For additional information on your Fund, see its Performance Overview in this report.

The underperformance of the Funds' total returns on NAV relative to their Lehman benchmark can be attributed largely to the Funds' longer durations5. As of December 31, 1999, the durations of NQJ and NNJ were 9.49 and 13.02, respectively, compared with the Lehman Municipal Bond Index's 7.68. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines.

For the 12 months ended December 1999, the yield on the Bond Buyer 25 Revenue Bond Index6 rose from 5.26% to 6.23%. This meant that funds with longer durations, like the Nuveen New Jersey Funds, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index. Over the past 12 months, the durations of both New Jersey Funds lengthened considerably, due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Funds by providing attractive yields and better call protection. The Funds' longer durations should help position the New Jersey Funds to regain net asset value if the bond market recovers and interest rates decline.

In outperforming the other funds in their Lipper Peer Group, the Nuveen New Jersey Funds benefited from their overall structure, the relative lack of credit issues, and their small exposure to the healthcare sector. Over the past year, we reduced NQJ's exposure to healthcare from 11% to 8%, while NNJ had less than 5% of its assets allocated to this sector.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
Over the past year, concerns about rising interest rates, inflation, and the Federal Reserve's monetary policies created a negative environment in the fixed-income markets. In addition, worries about the transition to the year
2000 precipitated an early start to tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end. All of these factors negatively impacted the market demand for exchange-traded funds, including the Nuveen New Jersey Funds. This resulted in declines in the Funds' share prices. Since interest rates were generally higher in December 1999 than a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. As a result of these factors, both Funds saw their premiums (share price above NAV) move to discounts (share price below NAV). Because the market price of these Funds is currently lower than the actual value of the bonds in their portfolios, this could be an opportune time for shareholders to consider purchasing additional shares of their Nuveen New Jersey Fund.

         TOTAL RETURN ON SHARE PRICE        PREMIUM/DISCOUNT(7)
         ---------------------------        -------------------
           1-Year
             Ended         Taxable-
          12/31/99    Equivalent(4)         12/31/98   12/31/99
         ----------  --------------         --------   --------
NQJ        -20.74%          -17.68%            8.02%    -11.53%
         ----------  --------------         --------   --------
NNJ        -21.58%          -18.65%            7.19%    -11.48%
         ----------  --------------         --------   --------


1 NQJ and NNJ's performances are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.

2 The total returns for the Nuveen New Jersey Funds are compared with the average annualized return of the 10 funds in the Lipper New Jersey Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. NQJ received 4 stars for the three- and five-year periods. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The fund was rated among 193 funds for the three-year and five-year periods.

4 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 35.5%, while the taxable-equivalent total return is based on the annualized total return and the combined 35.5% federal and state income tax rate. 5 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the funds. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

6 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

7 A fund's premium/discount represents the percentage difference between the fund's share price and its NAV.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW JERSEY FUNDS DURING THE PERIOD COVERED BY THIS REPORT?

In 1999, fixed-income investments, especially long-term, leveraged funds such as the Nuveen New Jersey Funds, faced a difficult market. As we focused on the Funds' primary objective of stable tax-free dividends, we also tried to take advantage of this market through strategies designed to strengthen the Funds' long-term dividend-paying capabilities and enhance their tax efficiency by offsetting potential capital gains with capital losses. During this period, we kept the Funds fully invested in the market, using Nuveen research and taking a selective approach to purchasing the best bonds available in both the primary and secondary markets.

As interest rates rose over the last half of 1999, we found opportunities to purchase bonds with higher yields and better call protection, thus strengthening the Funds' dividend-paying capabilities. NNJ, which was first offered in December 1992, currently provides excellent levels of protection, with 7% of its portfolio subject to calls over the next two years. This should provide additional protection and stability for the Fund's dividend over this period. While only 3% of NQJ is callable in 2000, the Fund, which was assembled in February 1991, is now approaching the normal part of the bond market cycle when the likelihood of bond calls increases. Ten years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are more likely to occur if current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued.

To reduce the effect of calls, we continuously work on strategies designed to enhance call protection. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases should also benefit the Funds by extending call protection. Given the current level of bond yields, we have been evaluating suitable replacements for older bonds, focusing on undervalued bonds that have the potential to support the Funds' dividend and enhance portfolio structure. When we find large blocks of such bonds in the marketplace, we can consider replacing the bonds that are most likely to be called away. This should enable the Funds to continue providing competitive levels of dividends for shareholders.

Enhanced tax efficiency has also been an increasing focus for us over the past six months. This involved selling selected bonds that were trading at a loss, realizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - increased the net earnings of the Funds. If current market conditions persist, we will continue to focus on implementing this strategy.

Overall, both NQJ and NNJ offered excellent credit quality, with 83% and 73%, respectively, of the Funds' assets invested in bonds rated AAA/U.S. guaranteed and AA at the end of December 1999. The Funds also had allocations of 10% and 7%, respectively, in BBB/non-rated bonds, which generally provided enhanced levels of yield, especially as credit spreads widened in recent months.

WHAT IS NUVEEN'S OUTLOOK FOR THE NEW JERSEY FUNDS?
Based on current interest rates, we expect New Jersey's municipal supply in 2000 to be on par with that of 1999, which could bode well for the market. New Jersey continues to be a very wealthy state, and this should result in continued demand for municipal bonds. Over the next 12 months, we will try to take advantage of the higher yields currently available in the municipal market to enhance the structure of our portfolio holdings and the dividend-paying capabilities of the Funds. If current market conditions persist, our strategies will also continue to include tax swaps. We will continue to rely on Nuveen Research to help us explore opportunities in all areas of the market. Our research capabilities and our ability to implement strategies such as these demonstrate the value that can be added by the experience and active management approach of a bond manager such as Nuveen.

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
PERFORMANCE OVERVIEW
As of December 31, 1999

NQJ



--------------------------------------------------------------------------------
PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Inception Date                                                              2/91
--------------------------------------------------------------------------------
Share Price                                                              $12 5/8
--------------------------------------------------------------------------------
Net Asset Value                                                           $14.27
--------------------------------------------------------------------------------
Market Yield                                                               7.27%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (Federal Tax Rate)(1)                            10.54%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State Tax Rate)(1)                  11.27%
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $447,059
--------------------------------------------------------------------------------
Average Effective Maturity (Years)                                         15.21
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  9.49
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------

                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -20.74%     -3.04%
--------------------------------------------------------------------------------
5-Year                                                          5.64%      6.66%
--------------------------------------------------------------------------------
Since Inception                                                 4.30%      6.80%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
--------------------------------------------------------------------------------

                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -17.68%      0.27%
--------------------------------------------------------------------------------
5-Year                                                          9.10%     10.16%
--------------------------------------------------------------------------------
Since Inception                                                 7.78%     10.36%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                              20%
Transportation                                                               15%
Tax Obligation/General                                                       12%
Housing/Multifamily                                                          11%
Healthcare                                                                    8%

Bar Chart:
1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE(3)
Jan       0.0765
Feb       0.0765
Mar       0.0765
Apr       0.0765
May       0.0765
Jun       0.0765
Jul       0.0765
Aug       0.0765
Sep       0.0765
Oct       0.0765
Nov       0.0765
Dec       0.0765


Line Chart:
SHARE PRICE PERFORMANCE

12/31/98       16.9375
               17
               16.1875
               16.25
               16.375
               16.6875
               16.9375
               17
               17
               17.1875
               17.125
               17.3125
               17.25
               17.375
               17.4375
               17.1875
               17
               16.75
               16.125
               16
               16.125
               16.1875
               16.125
               16.1875
               15.8125
               16.0625
               16.1875
               16.125
               16.375
               16.1875
               16
               15.75
               15.8125
               15.8125
               15.875
               15.9375
               15.9375
               15.875
               15.875
               16
               15.75
               14.875
               14.625
               14.75
               14.1875
               13.5625
               13.375
               13.3125
               12.5625
               12.625
12/31/99       12.625

Weekly Closing Price
Past performance is not predictive of future results.







1 A taxable-equivalent represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0376 per share.

Nuveen New Jersey Premium Income Municipal Fund, Inc.
PERFORMANCE OVERVIEW
As of December 31, 1999

NNJ


--------------------------------------------------------------------------------
PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Inception Date                                                             12/92
--------------------------------------------------------------------------------
Share Price                                                             $12 5/16
--------------------------------------------------------------------------------
Net Asset Value                                                           $13.91
--------------------------------------------------------------------------------
Market Yield                                                               7.02%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (Federal Tax Rate)(1)                            10.17%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State Tax Rate)(1)                  10.88%
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $258,657
--------------------------------------------------------------------------------
Average Effective Maturity (Years)                                         16.96
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 13.02
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------

                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -21.58%     -4.94%
--------------------------------------------------------------------------------
5-Year                                                          8.16%      7.85%
--------------------------------------------------------------------------------
Since Inception                                                 2.94%      5.59%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
--------------------------------------------------------------------------------

                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -18.65%     -1.80%
--------------------------------------------------------------------------------
5-Year                                                         11.62%     11.12%
--------------------------------------------------------------------------------
Since Inception                                                 6.22%      8.73%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------------------------------------
Transportation                                                               24%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                       13%
--------------------------------------------------------------------------------
Housing/Multifamily                                                          12%
--------------------------------------------------------------------------------
Water and Sewer                                                               9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                             9%
--------------------------------------------------------------------------------



Bar Chart:
1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jan       0.072
Feb       0.072
Mar       0.072
Apr       0.072
May       0.072
Jun       0.072
Jul       0.072
Aug       0.072
Sep       0.072
Oct       0.072
Nov       0.072
Dec       0.072


Line Chart:
Share Price Performance

12/31/98       16.625
               16.0625
               15.9375
               15.875
               15.5
               15.8125
               16
               16
               16.25
               16.4375
               16.5625
               16.6875
               16.625
               16.6875
               16.5
               16.5625
               16.5625
               16.75
               16.375
               16.375
               16.3125
               16.1875
               16.1875
               16.125
               15.875
               16.0625
               16.125
               16
               16
               15.875
               15.5625
               15.1875
               15.125
               15.125
               15.125
               15.0625
               14.75
               14.5
               14
               14.3125
               14.125
               13.9375
               13.75
               14.0625
               13.7333
               13.6875
               13.5625
               13.1875
               12.125
               12.1875
12/31/99       12.3125

Weekly Closing Price
Past performance is not predictive of future results.


1 A taxable-equivalent represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Pennsylvania Exchange-Traded Funds

PORTFOLIO MANAGER'S COMMENTS

PORTFOLIO MANAGER TOM O'SHAUGHNESSY REVIEWS THE MARKET ENVIRONMENT IN PENNSYLVANIA, FUND PERFORMANCE, AND THE KEY STRATEGIES USED TO MANAGE THE NUVEEN PENNSYLVANIA FUNDS. TOM, WHO HAS MORE THAN 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL AT NUVEEN, HAS HAD PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) SINCE ITS INCEPTION IN FEBRUARY 1991 AND FOR THE NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) SINCE MARCH 1995.



WHAT FACTORS AFFECTED PENNSYLVANIA'S ECONOMY DURING THE 12 MONTHS ENDED DECEMBER 31, 1999?
Pennsylvania continued to enjoy healthy, diversified economic growth in 1999. However, the continued decline in manufacturing - one of Pennsylvania's major sources of employment - threatens to limit the state's economic growth in the years ahead. Compounding this was the state's low population growth, resulting from low birth rates as well as the net relocation of residents to other states. On the positive side, the diversity of Pennsylvania's economy provided a long-term advantage, with employment growth spread across several sectors, including construction, FIRE (finance, insurance, real estate), services, and retail trade. In December 1999, unemployment in the state was 4.1%, down from 4.4% in December 1998 and on par with the national average. Solid per capita income growth in 1999 continued to put Pennsylvania ahead of the national average. Current development projects include residential and retail space on the edge of Old City Philadelphia, mixed-use waterfront space in Pittsburgh, and Erie's bayfront conference center, hotel, and retail project.

HOW DID THESE EVENTS IMPACT THE MUNICIPAL MARKET IN PENNSYLVANIA?
The state's continued economic growth translated into strong tax collections and municipal revenues and helped to bolster the overall creditworthiness of the Pennsylvania municipal market. In 1999, new municipal issuance in Pennsylvania totaled $11.3 billion, down 28% from 1998. This compared with a drop of 21% in national supply in 1999. State issuance during the first half of 1999 was much stronger than that of the most recent six months, however, with $7.8 billion of new issuance in the first half versus $3.5 billion in the second. Some of the decline can be attributed to the rising interest rate environment, as the refunding activity involving older debt typically declines as interest rates move higher. In 1999, demand from individual investors in Pennsylvania failed to keep pace with state supply, even with the tighter supply situation in the second half of the year. This, in turn, had a negative impact on the prices of bonds issued by Pennsylvania municipalities.

WERE THE FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT?
During the past year, good call protection helped to support the dividend of NPY and shield the income of this Fund from erosion. In addition, specific dividend management strategies, as well as the prudent use of leverage, enabled us to increase NPY's dividend in both February and May 1999. As of December 31, 1999, NPY had provided shareholders with steady or increasing dividends for 20 consecutive months. For NQP, however, the eroding effect of a small number of bond calls that removed some high-coupon bonds from its portfolio led to a dividend cut in December. Prior to this adjustment, NQP had provided shareholders with 40 consecutive months of steady dividends. Both of the Nuveen Pennsylvania Funds continued to provide competitive market yields, as shown in the table on page 9.

As leveraged funds, both Pennsylvania Funds issue MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. Short-term municipal rates are usually - but not always - lower than long-term rates. The proceeds from these preferred shares are then used to buy additional long-term bonds for the Funds' portfolios. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra net income from the difference between the rate earned on a fund's long-term portfolio and the short-term rate paid to preferred shareholders. While the use of leverage can increase the volatility of a fund's net asset value (NAV) and income, adding higher risk than that associated with non-leveraged funds, the leveraged fund is usually compensated for this additional risk in the form of higher yields.

During the past year, the leverage ratio of NQP fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for the Fund in June. (NPY's leverage ratio remained above Nuveen's 35% guideline over the past 12 months.) Nuveen releveraged NQP both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

OVERALL, HOW DID THE NUVEEN PENNSYLVANIA FUNDS PERFORM OVER THE PAST YEAR? For the 12 months ended December 31, 1999, the Nuveen Pennsylvania Funds produced total returns on NAV as shown in the accompanying table. For comparison purposes, the annual returns for the Funds' benchmark - the Lehman Brothers Municipal Bond Index1 - and the Funds' Lipper Peer Group2 are also presented.


                                                               LEHMAN
                                              TOTAL RETURN      TOTAL       LIPPER
                    MARKET YIELD                    ON NAV  RETURN(1)   AVERAGE(2)
       -------------------------  ------------------------  ---------   ----------
                                    1-Year                     1-Year       1-Year
                       Taxable-      Ended        Taxable-      Ended         Ended
       12/31/99    Equivalent(3)  12/31/99    Equivalent(3)  12/31/99     12/31/99
       --------    -------------  --------    -------------  --------     --------
NQP      7.34%          10.96%     -4.10%          -0.90%     -2.06%       -5.48%
       --------        --------   --------        --------   --------     --------
NPY      6.75%          10.07%     -7.61%          -4.94%     -2.06%        -5.48%
       --------        --------   --------        --------   --------     --------


Past performance is not predictive of future results.
For additional information on your Fund, see its Performance Overview in this report.

The underperformance of the Funds' total returns on NAV relative to their Lehman benchmark can be attributed largely to the Funds' longer durations4. As of December 31, 1999, the durations of NQP and NPY were 9.38 and 13.54, respectively, compared with the Lehman Municipal Bond Index's 7.68. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration,the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates,a long duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise (and bond values correspondingly fall), a long duration can make the fund's NAV more vulnerable to price declines. For the 12 months ended December 1999, the yield on the Bond Buyer 25 Revenue Bond Index5 rose from 5.26% to 6.23%. This meant that funds with longer durations, like the Nuveen Pennsylvania Funds, were more likely to underperform the market, as represented by the unleveraged Lehman Brothers Municipal Bond Index.

Over the past 12 months, the durations of both Pennsylvania Funds lengthened considerably, due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which benefited the Funds by providing attractive yields and better call protection. The Funds' longer durations should help position the Pennsylvania Funds to regain net asset value if the bond market recovers and interest rates decline.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
In 1999, rising interest rates, inflation worries, and constant speculation about the Federal Reserve's next move created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempted to offset profits in the equity markets by selling fixed-income investments at a loss. The liquidity concerns engendered by Y2K also prompted some investors to opt for money market funds and other short-term instruments as the best place to park cash over the year end.

All of these factors negatively impacted the market demand for exchange-traded funds, including the Nuveen Pennsylvania Funds. This resulted in declines in the Funds' share prices. Since the prevailing interest rate environment in December 1999 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. The supply/demand imbalance in Pennsylvania also hurt the prices of the bonds held by the Funds. As a result of these factors, NQP saw its premium (share price above NAV) move to a discount (share price below NAV), while the discount on NPY widened. With the market prices of these Funds lower than the actual value of the bonds in the Funds' portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of the Nuveen Pennsylvania Funds.


         TOTAL RETURN ON SHARE PRICE        PREMIUM/DISCOUNT(6)
         ---------------------------        -------------------
           1-Year
             Ended         Taxable-
          12/31/99    Equivalent(3)         12/31/98   12/31/99
         ----------  --------------         --------   --------
NQP        -21.48%          -18.66%           13.32%     -6.95%
         ----------  --------------         --------   --------
NPY        -10.16%           -7.32%           -5.79%     -8.68%
         ----------  --------------         --------   --------


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN PENNSYLVANIA FUNDS DURING THE PERIOD COVERED BY THIS REPORT?
1999 was a difficult period for fixed-income investments, including leveraged, long-term funds such as the Nuveen Pennsylvania Funds. However, it did provide opportunities to enhance the Funds' tax efficiency and to support and strengthen the Funds' long-term dividend-paying capabilities. These strategies, of course, were in



1 NQP and NPY's performances are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any expenses.

2 The total returns for the Nuveen Pennsylvania Funds are compared with the average annualized return of the eight funds in the Lipper Pennsylvania Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 33%, while the taxable-equivalent total return is based on the annualized total return and the combined 33% federal and state income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the funds. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium/discount represents the percentage difference between the fund's share price and its NAV.

addition to managing the Funds toward their primary objective of providing attractive tax-free dividends.

In both Pennsylvania Funds, enhanced tax efficiency has become an increasing focus over the past six months, as the rising interest rate environment offered opportunities to benefit the Funds through active trading. Our strategy has been to sell selected bonds that are trading at a loss, realize the capital losses, and then roll the proceeds into bonds with similar structure and quality as well as attractive yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us realized capital losses with which to offset current and future realized capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - increased the net earnings of the Funds. If current market conditions persist, we will continue to focus on implementing this strategy.

Both NQP and NPY offered excellent credit quality, with 89% and 85%, respectively, of the Funds' assets invested in bonds rated AAA/U.S. guaranteed and AA at the end of December 1999. The Funds also had allocations of 4% and 8%, respectively, in the BBB/non-rated category. As credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened, we were rewarded with higher yields for assuming the incremental risk associated with these lower-rated securities. Many of the BBB bonds we hold in our portfolios are from the healthcare sector.

Healthcare, specifically hospitals, is a dynamic and volatile area of the market that has been beset with concerns about deregulation and profitability. In Pennsylvania, much of the healthcare sector still operates under the shadow cast by the 1998 bankruptcy of the Philadelphia-based hospitals of the Allegheny Health Education and Research Foundation (AHERF). This created credit and rating pressures for other healthcare organizations and caused some investors to avoid the sector entirely. Since one of Nuveen's strategies is to look for value in sectors and bonds that have been overlooked by the rest of the market, the healthcare sector has been an area where Nuveen research and our prudent investment approach have enabled us to find, analyze, and exploit research-intensive opportunities that can add value for our shareholders.

In the area of bond calls, NPY, which was first offered in March 1993, currently provides excellent levels of protection, with only 2% of its portfolio subject to calls over the next two years. This should provide additional protection and stability for the Fund's dividend over this period. While only 1% of NQP is callable in 2000, the Fund, which was assembled in February 1991, is now approaching the normal part of the bond market cycle when the likelihood of bond calls increases. Ten years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are more likely to occur if current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued. In 2001, 42% of NQP's portfolio is subject to calls.

If any of these bonds are called from our portfolios, we will reinvest the proceeds in the best structured bonds available in the market at the time the redemption is made. This should help the Funds continue toprovide competitive levels of dividends for shareholders. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. Our recent purchases should also benefit the Funds by extending call protection.

WHAT IS NUVEEN'S OUTLOOK FOR THE PENNSYLVANIA FUNDS?
In the months ahead, we will try to take advantage of the higher yields currently available in the municipal market to enhance our portfolio holdings and the dividend-paying capabilities of both funds. If current market conditions persist, our strategies will continue to include enhancing the Funds' tax efficiency and identifying research-intensive BBB credits that have the potential to increase income. Because of its greater number of bonds with lower purchase yields, NPY may offer more opportunities than NQP to implement these strategies. Nuveen Research will continue to play a key role in helping us explore opportunities in all areas of the market. As an experienced investment manager knowledgeable about the unique aspects of the Pennsylvania municipal market, Nuveen continues to focus on selecting the appropriate bonds and implementing the strategies that can add value for our shareholders.

Nuveen Pennsylvania Investment Quality Municipal Fund
PERFORMANCE OVERVIEW
As of December 31, 1999

NQP


--------------------------------------------------------------------------------
PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Inception Date                                                              2/91
--------------------------------------------------------------------------------
Share Price                                                              $13 1/4
--------------------------------------------------------------------------------
Net Asset Value                                                           $14.24
--------------------------------------------------------------------------------
Market Yield                                                               7.34%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (Federal Tax Rate)(1)                            10.64%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State Tax Rate)(1)                  10.96%
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $360,941
--------------------------------------------------------------------------------
Average Effective Maturity (Years)                                         13.74
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  9.38
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------

                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -21.48%     -4.10%
--------------------------------------------------------------------------------
5-Year                                                          5.84%      6.05%
--------------------------------------------------------------------------------
Since Inception                                                 5.15%      7.10%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
--------------------------------------------------------------------------------

                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                        -18.66%     -0.90%
--------------------------------------------------------------------------------
5-Year                                                          9.02%      9.33%
--------------------------------------------------------------------------------
Since Inception                                                 8.35%     10.44%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------------------------------------

U.S. Guaranteed                                42%
--------------------------------------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------------------------------------
Utilities                                       7%
--------------------------------------------------------------------------------


Bar Chart:
1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE(3)
Jan      0.084
Feb      0.084
Mar      0.084
Apr      0.084
May      0.084
Jun      0.084
Jul      0.084
Aug      0.084
Sep      0.084
Oct      0.084
Nov      0.084
Dec      0.081

Line Chart:
Share Price Performance

12/31/98       18.0625
               17.9375
               17.4375
               17.0625
               16.9375
               17.3125
               17.0625
               17.125
               17.125
               17.125
               17.3125
               17.1875
               17.25
               17.4375
               17.5
               17.5
               17.625
               17.5
               17.25
               17
               17
               17.0625
               16.9375
               17.1875
               16.625
               16.9375
               17.0625
               17.125
               17.125
               17
               16.6875
               16.5625
               16.25
               16.25
               15.875
               15.6875
               15.375
               15.25
               15.25
               15.4375
               15.125
               15.125
               14.9375
               15.1875
               14.75
               14.4375
               14.5
               14.125
               13.6875
               13.0625
12/31/99       13.25

Weekly Closing Price
Past performance is not predictive of future results.


1 A taxable-equivalent represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 33%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 33%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.073 per share.

Nuveen Pennsylvania Premium Income Municipal Fund 2
PERFORMANCE OVERVIEW
As of December 31, 1999

NPY


--------------------------------------------------------------------------------
PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Inception Date                                                              3/93
--------------------------------------------------------------------------------
Share Price                                                                  $12
--------------------------------------------------------------------------------
Net Asset Value                                                           $13.14
--------------------------------------------------------------------------------
Market Yield                                                               6.75%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (Federal Tax Rate)(1)                             9.78%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State Tax Rate)(1)                  10.07%
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $324,946
--------------------------------------------------------------------------------
Average Effective Maturity (Years)                                         18.25
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 13.54
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------

                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------

1-Year                                                        -10.16%     -7.61%
--------------------------------------------------------------------------------
5-Year                                                          8.72%      8.28%
--------------------------------------------------------------------------------
Since Inception                                                 2.55%      4.61%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
--------------------------------------------------------------------------------

                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------

1-Year                                                         -7.32%     -4.94%
--------------------------------------------------------------------------------
5-Year                                                         11.84%     11.13%
--------------------------------------------------------------------------------
Since Inception                                                 5.50%      7.37%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------------------------------------

U.S. Guaranteed                                                              18%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                       16%
--------------------------------------------------------------------------------
Utilities                                                                    13%
--------------------------------------------------------------------------------
Education and Civic Organizations                                            13%
--------------------------------------------------------------------------------
Healthcare                                                                   11%
--------------------------------------------------------------------------------


Bar Chart:
1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE(3)

Jan      0.062
Feb      0.065
Mar      0.065
Apr      0.065
May      0.0675
Jun      0.0675
Jul      0.0675
Aug      0.0675
Sep      0.0675
Oct      0.0675
Nov      0.0675
Dec      0.0675


Line Chart:

SHARE PRICE PERFORMANCE

Weekly Closing Price
12/31/98       14.1875
               14.25
               13.8125
               13.75
               13.8125
               14.1875
               14.25
               14.5625
               14.3125
               14.3125
               14.4375
               14.1875
               14.125
               14.5
               14
               14.1875
               14.1875
               14.375
               14.3125
               14.25
               14.3125
               14.3125
               14.25
               14.125
               13.625
               13.8125
               14
               14
               13.875
               13.9375
               13.75
               13.375
               13.25
               13.4375
               13.4375
               13.375
               13.125
               12.8125
               12.875
               13.125
               12.8125
               12.3125
               12.625
               13.125
               12.8125
               12.75
               12.625
               12.3125
               12
               11.375
12/31/99       12

Weekly closing Price
Past performance is not predictive of future results.

1 A taxable-equivalent represents the yield on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 33%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 33%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.015 per share.

SHAREHOLDER MEETING REPORT


                                                  NQJ                                                      NNJ
---------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:

                                   Preferred     Preferred     Preferred                    Preferred     Preferred     Preferred
                        Common        Shares        Shares        Shares         Common        Shares        Shares        Shares
                        Shares      Series-M     Series-TH      Series-F         Shares      Series-T      Series-W     Series-TH
=================================================================================================================================
Robert P. Bremner
     For            17,213,358         3,068         1,907         1,248     10,575,642           598         1,349         1,333
     Withhold          273,701            12            --            --        111,791             1            --             5
---------------------------------------------------------------------------------------------------------------------------------
     Total          17,487,059         3,080         1,907         1,248     10,687,433           599         1,349         1,338
=================================================================================================================================
Lawrence H. Brown
     For            17,219,864         3,068         1,907         1,248     10,575,508           598         1,349         1,333
     Withhold          267,195            12            --            --        111,925             1            --             5
---------------------------------------------------------------------------------------------------------------------------------
     Total          17,487,059         3,080         1,907         1,248     10,687,433           599         1,349         1,338
=================================================================================================================================
Anne E. Impellizzeri
     For            17,200,558         3,068         1,907         1,248     10,571,023           598         1,349         1,333
     Withhold          286,501            12            --            --        116,410             1            --             5
---------------------------------------------------------------------------------------------------------------------------------
   Total            17,487,059         3,080         1,907         1,248     10,687,433           599         1,349         1,338
=================================================================================================================================
Peter R. Sawers
     For            17,210,491         3,068         1,907         1,248     10,574,296           598         1,349         1,333
     Withhold          276,568            12            --            --        113,137             1            --             5
---------------------------------------------------------------------------------------------------------------------------------
     Total          17,487,059         3,080         1,907         1,248     10,687,433           599         1,349         1,338
=================================================================================================================================
William J. Schneider
     For                    --         3,068         1,907         1,248             --           598         1,349         1,333
     Withhold               --            12            --            --             --             1            --             5
---------------------------------------------------------------------------------------------------------------------------------
     Total                  --         3,080         1,907         1,248             --           599         1,349         1,338
=================================================================================================================================
Timothy R. Schwertfeger
     For                    --         3,068         1,907         1,248             --           598         1,349         1,333
     Withhold               --            12            --            --             --             1            --             5
---------------------------------------------------------------------------------------------------------------------------------
     Total                  --         3,080         1,907         1,248             --           599         1,349         1,338
=================================================================================================================================
Judith M. Stockdale
     For            17,206,437         3,068         1,907         1,248     10,566,209           598         1,349         1,333
     Withhold          280,622            12            --            --        121,224             1           --              5
---------------------------------------------------------------------------------------------------------------------------------
     Total          17,487,059         3,080         1,907         1,248     10,687,433           599         1,349         1,338
=================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
     For            17,141,141         2,813         1,905         1,248     10,497,887           596         1,345         1,338
     Against           125,402           264             1            --         78,699            --             2            --
     Abstain           220,516             3             1            --        110,847             3             2            --
---------------------------------------------------------------------------------------------------------------------------------
     Total          17,487,059         3,080         1,907         1,248     10,687,433           599         1,349         1,338
=================================================================================================================================

SHAREHOLDER MEETING REPORT



                                                  NQP                                                      NPY

APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:

                                   Preferred     Preferred     Preferred                    Preferred     Preferred     Preferred
                        Common        Shares        Shares        Shares         Common        Shares        Shares        Shares
                        Shares      Series-T      Series-W     Series-TH         Shares      Series-M     Series-TH      Series-F
=================================================================================================================================
Robert P. Bremner
     For            13,447,712           880         2,349         1,954     13,896,902           838         1,789         1,507
     Withhold          225,937            --            18            15        132,584            --            11           208
---------------------------------------------------------------------------------------------------------------------------------
     Total          13,673,649           880         2,367         1,969     14,029,486           838         1,800         1,715
=================================================================================================================================
Lawrence H. Brown
     For            13,431,766           880         2,350         1,954     13,895,587           838         1,789         1,508
     Withhold          241,883            --            17            15        133,899            --            11           207
---------------------------------------------------------------------------------------------------------------------------------
     Total          13,673,649           880         2,367         1,969     14,029,486           838         1,800         1,715
=================================================================================================================================
Anne E. Impellizzeri
     For            13,417,210           880         2,350         1,954     13,873,919           838         1,789         1,508
     Withhold          256,439            --            17            15        155,567            --            11           207
---------------------------------------------------------------------------------------------------------------------------------
     Total          13,673,649           880         2,367         1,969     14,029,486           838         1,800         1,715
=================================================================================================================================
Peter R. Sawers
     For            13,428,948           880         2,350         1,954     13,883,631           838         1,789         1,508
     Withhold          244,701            --            17            15        145,855            --            11           207
---------------------------------------------------------------------------------------------------------------------------------
     Total          13,673,649           880         2,367         1,969     14,029,486           838         1,800         1,715
=================================================================================================================================
William J. Schneider
     For                    --           880          2,345        1,954             --           838         1,800         1,508
     Withhold               --            --            22            15             --            --            --           207
---------------------------------------------------------------------------------------------------------------------------------
     Total                  --           880          2,367         1,969            --           838         1,800         1,715
=================================================================================================================================
Timothy R. Schwertfeger
     For                    --           880         2,350         1,954             --           838         1,800         1,508
     Withhold               --            --            17            15             --            --            --           207
---------------------------------------------------------------------------------------------------------------------------------
     Total                  --           880         2,367         1,969             --           838         1,800         1,715
=================================================================================================================================
Judith M. Stockdale
     For            13,422,081           880         2,349         1,954     13,874,904           838         1,789         1,507
     Withhold          251,568            --            18            15        154,582            --            11           208
---------------------------------------------------------------------------------------------------------------------------------
     Total          13,673,649           880         2,367         1,969     14,029,486           838         1,800         1,715
=================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
     For            13,442,587           880         2,366         1,966     13,813,389           838         1,762         1,508
     Against            97,469            --             1             3         48,389            --            38           207
     Abstain           133,593            --            --            --        167,708            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
     Total          13,673,649           880         2,367         1,969     14,029,486           838         1,800         1,715
=================================================================================================================================

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                BASIC MATERIALS - 1.4%

$   6,250,000   The Pollution Control Financing Authority of Salem County           11/01 at 102             AA-          $6,266,938
                 (New Jersey), Waste Disposal Revenue Bonds (E.I. du Pont
                 de Nemours and Company - Chambers Works Project), 1991 Series A,
                 6.500%, 11/15/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.1%

    5,000,000   New Jersey Economic Development Authority, Economic                 12/01 at 100             N/R           5,042,050
                 Development Revenue Bonds (J and J Snack Foods Corporation
                 Project), Series 1991, 7.250%, 12/01/05
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.2%

    3,000,000   New Jersey Economic Development Authority, School Revenue            2/08 at 101             N/R           2,691,990
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

    1,575,000   New Jersey Educational Facilities Authority, Seton Hall University   7/01 at 102              A-           1,660,145
                 Project Revenue Bonds, 1991 Series, Project D, 7.000%, 7/01/21

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Saint Peters College Issue, 1998 Series B:
    1,000,000    5.375%, 7/01/18                                                     7/08 at 102             BBB             893,260
    1,750,000    5.500%, 7/01/27                                                     7/08 at 102             BBB           1,523,725

    1,250,000   New Jersey Educational Facilities Authority, Seton Hall University   7/08 at 101             AAA           1,092,613
                 Project Revenue Refunding Bonds, 1998 Series, Project F,
                 5.000%, 7/01/21

      245,000   New Jersey Higher Education Assistance Authority, Senior             7/01 at 102               A             256,123
                 Student Loan Revenue Bonds, 1991 Series A,
                 7.200%, 7/01/09 (Alternative Minimum Tax)

    5,675,000   New Jersey Higher Educational Assistance Authority, Student          6/07 at 102             AAA           5,636,126
                 Loan Revenue Bonds, New Jersey Class Loan Program,
                 1997 Series A, 5.800%, 6/01/16 (Alternative Minimum Tax)

                Rutgers, The State University (The State University of New
                Jersey), General Obligation Refunding Bonds, 1992 Series A:
    2,900,000    6.500%, 5/01/13                                                     5/02 at 102              AA           3,054,338
    1,725,000    6.500%, 5/01/18                                                     5/02 at 102              AA           1,808,990


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.8%

    8,000,000   Pollution Control Financing Authority of Middlesex County           12/02 at 102             N/R           8,157,920
                 (New Jersey), Pollution Control Revenue Refunding Bonds,
                 Series 1992 (Amerada Hess Corporation Project), 6.875%, 12/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 7.9%

      300,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/00 at 102             AAA             309,201
                 Bonds, Community Medical Center/Kensington Manor Care
                 Center Issue, Series E, 7.000%, 7/01/20

      415,000   New Jersey Health Care Facilities Financing Authority, Refunding     2/01 at 102             Aa2             433,712
                 Revenue Bonds, Barnert Hospital (FHA-Insured Mortgage),
                 Series B, 6.750%, 8/01/11

    9,300,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/01 at 102             AAA           9,758,304
                 Bonds, Centrastate Medical Center Issue, Series 1991A,
                 6.625%, 7/01/11

    2,070,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/01 at 102             AAA           2,153,794
                 Bonds, Robert Wood Johnson University Hospital, Series B,
                 6.625%, 7/01/16

    4,350,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/01 at 102             AAA           4,532,961
                 Bonds, Mercer Medical Center Issue, Series 1991, 6.500%, 7/01/10

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Atlantic City Medical Center Issue, Series C:
    3,600,000    6.800%, 7/01/05                                                     7/02 at 102              A-           3,810,672
    2,800,000    6.800%, 7/01/11                                                     7/02 at 102              A-           2,946,272

    2,535,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/03 at 102            Baa2           2,409,518
                 Bonds, Deborah Heart and Lung Center Issue, Series of 1993,
                 6.200%, 7/01/13


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$   4,320,000   New Jersey Health Care Facilities Financing Authority, Revenue and   7/08 at 101             Aaa          $3,713,947
                 Refunding Bonds (Saint Barnabas Medical Center / West Hudson
                 Hospital Obligated Group), Series 1998A, 5.000%, 7/01/23

    1,355,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/02 at 102            Baa3           1,415,447
                 Bonds, Palisades Medical Center Obligated Group Issue, Series 1992,
                 7.500%, 7/01/06

    4,500,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/09 at 101             AAA           3,960,045
                 Bonds, Meridian Health System Obligated Group Issue,
                 Series 1999, 5.250%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.3%

    3,790,000   The Hudson County Improvement Authority, Multifamily Housing         6/04 at 100              AA           3,917,420
                 Revenue Bonds (Conduit Financing - Observer Park Project),
                 Series 1992 A, 6.900%, 6/01/22 (Alternative Minimum Tax)

    1,385,000   Housing Finance Corporation of the City of Long Branch, Long Branch, 4/00 at 100             N/R           1,391,440
                 New Jersey, Section 8 Assisted Housing Revenue Bonds,
                 Washington Manor Associates Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11

   12,000,000   New Jersey Housing and Mortgage Finance Agency, Multifamily         11/01 at 102             AAA          12,579,600
                 Housing Revenue Refunding Bonds (Presidential Plaza at
                 Newport Project - FHA-Insured Mortgages), 1991 Series 1,
                 7.000%, 5/01/30

    4,500,000   New Jersey Housing and Mortgage Finance Agency, Multifamily          5/05 at 102             AAA           4,534,020
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

    4,500,000   New Jersey Housing and Mortgage Finance Agency, Multifamily          5/06 at 102             AAA           4,481,730
                 Housing Revenue Bonds, 1996 Series A, 6.250%, 5/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds,
                1991 Series A:
    3,000,000    6.800%, 11/01/05                                                   11/01 at 102             AA+           3,116,340
    2,500,000    6.900%, 11/01/07                                                   11/01 at 102             AA+           2,601,250
    4,700,000    6.950%, 11/01/08                                                   11/01 at 102             AA+           4,894,392
    1,000,000    7.100%, 11/01/11                                                   11/01 at 102             AA+           1,043,940

    9,650,000   New Jersey Housing and Mortgage Finance Agency, Housing              5/02 at 102              A+          10,171,583
                 Revenue Bonds, 1992 Series A, 6.950%, 11/01/13

    1,810,000   New Jersey Housing and Mortgage Finance Agency, Housing             11/02 at 102              A+           1,894,708
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.7%

    5,500,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer          10/00 at 102             AAA           5,525,410
                 Revenue Bonds, 1990 Series F-2, 6.300% 4/01/25
                 (Alternative Minimum Tax)

    2,605,000   New Jersey Housing and Mortgage Finance Agency,                 10/05 at 101 1/2             AAA           2,655,693
                 Home Buyer Revenue Bonds, 1995 Series O, 6.350% 10/01/27
                 (Alternative Minimum Tax)

    5,000,000   New Jersey Housing and Mortgage Finance Agency,                  4/07 at 101 1/2             AAA           4,999,450
                 Home Buyer Revenue Bonds, 1996 Series S,
                 6.050%, 10/01/28 (Alternative Minimum Tax)

   10,000,000   New Jersey Housing and Mortgage Finance Agency,                 10/07 at 101 1/2             AAA           9,554,900
                 Home Buyer Revenue Bonds, 1997 Series U,
                 5.850% 4/01/29 (Alternative Minimum Tax)

   13,000,000   Puerto Rico Housing Finance Corporation, Homeownership              12/08 at 101             AAA          10,928,580
                 Mortgage Revenue Bonds (GNMA-Guaranteed Mortgage Loans),
                 1998 Series A, 5.200%, 12/01/32 (Alternative Minimum Tax)

      710,000   Puerto Rico Housing Finance Corporation, Single Family Mortgage     10/01 at 102             AAA             729,106
                 Revenue Bonds, Portfolio One, Series C, 6.750%, 10/15/13


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.8%
    1,265,000   Township of East Brunswick, in the County of Middlesex,              4/03 at 101             Aa2           1,220,093
                 New Jersey, General Obligation Refunding Bonds,
                 Series 1993, 5.125%, 4/01/13

                County of Essex, New Jersey, General Obligation Refunding Bonds,
                Tax-Exempt Bonds of 1996, Series A-1:
    3,000,000    6.000%, 11/15/07                                                   No Opt. Call             Aaa           3,200,700
    1,000,000    5.000%, 11/15/11                                                   11/07 at 101             Aaa             973,320

    2,320,000   City of Hoboken, Fiscal Year Adjustment General Obligation Bonds,   No Opt. Call             AAA           2,828,498
                  Series 1991, 8.900%, 8/01/06

    5,250,000   Township of Howell, in the County of Monmouth, New Jersey,           1/02 at 102             AAA           5,535,758
                 General Obligation Refunding Bonds, Series 1991, 6.800%, 1/01/14

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$   3,675,000   The City of New Jersey (Hudson County, New Jersey), Fiscal Year     No Opt. Call             AAA          $4,343,630
                 Adjustment Bonds, Series B 1991, 8.400%, 5/15/06

    1,000,000   The Monmouth County Improvement Authority (Monmouth County,          7/07 at 101             AAA             999,420
                 New Jersey), Revenue Bonds, Series 1997 (Howell Township
                 Board of Education Project), 5.800%, 7/15/17

    2,000,000   Town of Morristown, in the County of Morris, New Jersey, General     8/05 at 102             AAA           2,097,160
                 Obligation Refunding Bonds, Series 1995, 6.500%, 8/01/19

    8,000,000   State of New Jersey, General Obligation Refunding Bonds, Series F,   8/09 at 100             AA+           7,901,840
                 5.250%, 8/01/12

    5,000,000   State of New Jersey, General Obligation Bonds, Various Series,   8/02 at 101 1/2             AA+           5,274,650
                 6.375%, 8/01/11

                State of New Jersey, General Obligation Bonds, Series D:
    4,000,000    5.750%, 2/15/06                                                    No Opt. Call             AA+           4,182,680
    5,000,000    6.000%, 2/15/11                                                    No Opt. Call             AA+           5,336,450

   10,000,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds      7/08 at 101             AAA           7,989,600
                 (General Obligation Bonds), Series 1998, 4.500%, 7/01/23

    1,000,000   Township of West Deptford, County of Gloucester, New Jersey,         3/06 at 102             AAA            967,420
                 General Obligation Bonds, Series of 1996, 5.250%, 3/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 5.1%

                The Bergen County Utilities Authority, 1998 Water Pollution
                Control System Revenue Bonds, Series A:
    2,760,000    5.000%, 12/15/13                                                   12/07 at 101             AAA           2,607,400
    3,400,000    5.000%, 12/15/14                                                   12/07 at 101             AAA           3,170,636

    1,000,000   The Board of Education of the Town of Dover, in the County of Morris, 12/01 at 100           AAA           1,030,500
                 New Jersey, as Lessee, Certificates of Participation, 6.600%, 6/01/11

    2,535,000   The Board of Education of the Township of Mansfield, in the          3/06 at 102             AAA           2,576,599
                 County of Warren, New Jersey, Certificates of Participation,
                 5.900%, 3/01/15

    4,000,000   New Jersey Economic Development Authority, Lease Revenue Bonds      11/08 at 101             Aaa           3,274,720
                 (Bergen County Administration Complex), Series 1998,
                 4.750%, 11/15/26

    2,045,000   New Jersey Sports and Exposition Authority, State Contract Bonds,    3/02 at 102             AA-           2,129,990
                 1992 Series A, 6.500%, 3/01/19

    1,895,000   North Bergen Township Municipal Utility Authority, Sewer Revenue    No Opt. Call             AAA           2,278,283
                 Refunding Bonds, Series 1993, 7.875%, 12/15/09

    1,250,000   The Ocean County Utilities Authority (New Jersey), Wastewater        1/11 at 101             Aa2           1,096,112
                 Revenue Refunding Bonds, Series 2000, 5.000%, 1/01/18 (WI)

    1,180,000   The Raritan Township Municipal Utilities Authority (Hunterdon        5/02 at 102              A+           1,231,649
                 County, New Jersey) (Secured by a Service Contract with the
                 Township of Raritan), Revenue Bonds (Bank Qualified), Series 1992,
                 6.450%, 5/01/12

    1,175,000   The South Toms River Sewerage Authority (Ocean County, New Jersey), 11/02 at 102             N/R           1,212,177
                 Sewer Refunding Revenue Bonds (Bank-Qualified), Series 1992,
                 7.400%, 11/01/05

    2,000,000   The Board of Education of the Township of West Orange, in the       10/09 at 101             Aaa           2,003,960
                 County of Essex, New Jersey, Certificates of Participation,
                 6.000%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 14.5%

    7,000,000   Delaware River Port Authority (New Jersey and Pennsylvania),         1/06 at 102             AAA           6,494,460
                 Revenue Bonds, Series of 1995, 5.500%, 1/01/26

    3,500,000   Delaware River Port Authority (New Jersey and Pennsylvania),         1/10 at 100             AAA           3,421,040
                 Revenue Bonds, Series of 1999, 5.750%, 1/01/22 (DD)

    3,000,000   New Jersey Economic Development Authority, Economic Development     11/01 at 102            Baa2           3,082,410
                 Bonds (American Airlines Inc. Project), 7.100%, 11/01/31
                 (Alternative Minimum Tax)

    3,500,000   New Jersey Highway Authority (Garden State Parkway), Senior          1/02 at 102             AA-           3,627,995
                 Parkway Revenue Refunding Bonds, 1992 Series, 6.250%, 1/01/14

    3,000,000   New Jersey Highway Authority (Garden State Parkway), Senior          1/10 at 101             AA-           2,838,360
                 Parkway Revenue Refunding Bonds, 1999 Series, 5.625%, 1/01/30




                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$   5,000,000   New Jersey Turnpike Authority, Turnpike Revenue Refunding Bonds,     1/00 at 100            BBB+          $5,003,600
                 Series 1991 A, 6.900%, 1/01/14

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
    9,000,000    6.500%, 1/01/08                                                    No Opt. Call             AAA           9,828,540
    2,100,000    6.500%, 1/01/16                                                    No Opt. Call            BBB+           2,231,796

    3,150,000   The Port Authority of New York and New Jersey, Consolidated          7/04 at 101             AA-           3,124,391
                 Bonds, Ninety-Fifth Series, 6.125%, 7/15/29
                 (Alternative Minimum Tax)

    4,300,000   The Port Authority of New York and New Jersey, Special Project       6/02 at 102            BBB-           4,526,567
                 Bonds, Series 1R Delta Air Lines, Inc. Project, LaGuardia Airport
                 Passenger Terminal, 6.950%, 6/01/08

    4,500,000   The Port Authority of New York and New Jersey, Consolidated          1/03 at 101             AA-           4,392,585
                 Bonds, Eighty-Fourth Series, 6.000%, 1/15/28
                 (Alternative Minimum Tax)

    5,000,000   The Port Authority of New York and New Jersey, Consolidated         10/02 at 101             AAA           4,896,250
                 Bonds, One Hundred Second Series, 5.875%, 10/15/27

   12,130,000   The Port Authority of New York and New Jersey, Special Project      12/07 at 100             AAA          11,557,221
                 Bonds, JFK International Air Terminal LLC Project, Series 6,
                 5.750%, 12/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 19.9%

    1,500,000   The Board of Education of the Township of Bedminster, County         3/01 at 102           A1***           1,575,090
                 of Somerset, New Jersey, Certificates of Participation,
                 7.125%, 9/01/10 (Pre-refunded to 3/01/01)

    7,000,000   The Bergen County Utilities Authority, 1992 Water Pollution          6/02 at 102             AAA           7,430,360
                 Control System Revenue Bonds, Series A, 6.500%, 12/15/12
                 (Pre-refunded to 6/15/02)

    7,800,000   County of Essex, New Jersey, Fiscal Year Adjustment Bonds,          12/01 at 101             AAA           8,159,814
                 Series 1991, 6.500%, 12/01/11 (Pre-refunded to 12/01/01)

    4,095,000   The Board of Education of the Township of Evesham, in the            9/01 at 102             AAA           4,327,227
                 County of Burlington, New Jersey, Certificates of Participation,
                 6.875%, 9/01/11 (Pre-refunded to 9/01/01)

    8,200,000   Jersey City, Hudson County, New Jersey, Fiscal Year Adjustment       5/01 at 102             AAA           8,589,500
                 Bonds, Series A 1991, 6.600%, 5/15/11 (Pre-refunded to 5/15/01)

      950,000   The Mercer County Improvement Authority, Mercer County,             11/00 at 102          Aa2***             988,342
                 New Jersey, Revenue Bonds (County Courthouse Project),
                 Series 1991, 6.600%, 11/01/14 (Pre-refunded to 11/01/00)

    3,500,000   The Monmouth County Improvement Authority, Monmouth County,          2/01 at 102             AAA           3,660,125
                 New Jersey, Sewage Facilities Revenue Refunding Bonds,
                 Series 1991, 6.750%, 2/01/13 (Pre-refunded to 2/01/01)

    5,600,000   New Jersey Economic Development Authority, Lease Rental              3/02 at 102             AAA           5,958,232
                 Bonds (Liberty State Park Project), 1992 Series, 6.800%, 3/15/22
                 (Pre-refunded to 3/15/02)

    2,845,000   New Jersey Health Care Facilities Financing Authority, Refunding     2/01 at 102          Aa2***           2,974,732
                 Revenue Bonds, Barnert Hospital, (FHA-Insured Mortgage),
                 Series B, 6.800%, 8/01/19 (Pre-refunded to 2/01/01)

    4,875,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/01 at 102             AAA           5,132,351
                 Bonds, St. Peteris Medical Center Issue, Series E,
                 6.875%, 7/01/11 (Pre-refunded to 7/01/01)

    7,500,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/01 at 102             AAA           7,866,900
                 Bonds, JFK Health Systems Obligated Group Issue, Series 1991,
                 6.600%, 7/01/08 (Pre-refunded to 7/01/01)

    5,025,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/01 at 102          N/R***           5,263,034
                 Bonds, Pascack Valley Hospital Association Issue, Series 1991,
                 6.700%, 7/01/11 (Pre-refunded to 7/01/01)

       90,000   New Jersey Health Care Facilities Financing Authority, Refunding     2/01 at 100          Aa2***              92,339
                 Revenue Bonds, Barnett Hospital (FHA-Insured Mortgage),
                 Series B, 6.750%, 8/01/11 (Pre-refunded to 2/01/01)

    2,080,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/02 at 102         Baa3***           2,201,680
                 Bonds, Palisades Medical Center Obligated Group Issue,
                 Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

    3,800,000   New Jersey Economic Development Authority, Revenue Bonds             6/01 at 102             Aaa           3,993,116
                 (New Jersey Performing Arts Center Site Acquisition Project),
                 1991 Series, 6.750%, 6/15/12 (Pre-refunded to 6/15/01)

                State of New Jersey, General Obligation Bonds (Various Bonds):
    8,200,000    6.750%, 9/15/07 (Pre-refunded to 9/15/01)                       9/01 at 101 1/2          AA+***           8,613,608
      850,000    6.800%, 9/15/10 (Pre-refunded to 9/15/01)                       9/01 at 101 1/2          AA+***             893,537


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$     400,000   New Jersey Sports and Exposition Authority, State Contract           3/02 at 102             AAA         $   422,908
                 Bonds, 1992 Series A, 6.500%, 3/01/19 (Pre-refunded to 3/01/02)

                New Jersey Educational Facilities Authority, Seton Hall
                University Project, Revenue Bonds, 1991 Series, Project D:
      500,000    6.875%, 7/01/10 (Pre-refunded to 7/01/01)                           7/01 at 102           A-***             525,795
      925,000    7.000%, 7/01/21 (Pre-refunded to 7/01/01)                           7/01 at 102           A-***             975,006

    6,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/01 at 102             AAA           6,343,260
                 Series P, 7.000%, 7/01/11 (Pre-refunded to 7/01/01)

    2,450,000   University of Medicine and Dentistry of New Jersey, Series E,       12/01 at 102          AA-***           2,584,138
                 6.500%, 12/01/18 (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.7%

    3,700,000   Pollution Control Financing Authority of Camden County (Camden      12/01 at 102              B2           3,512,706
                 County, New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

    3,500,000   Pollution Control Financing Authority of Camden County (Camden      12/01 at 102              B2           3,320,310
                 County, New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                 (Alternative Minimum Tax)

      400,000   New Jersey Economic Development Authority, Pollution Control         7/01 at 103              A2             422,004
                 Revenue Bonds, 1985 Series (Jersey Central Power and Light
                 Company Project), 7.100%, 7/01/15

    8,950,000   Puerto Rico Electric Power Authority, Power Revenue Refunding    7/09 at 101 1/2             AAA           8,818,256
                 Bonds, Series FF, 5.250%, 7/01/13

    6,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding       No Opt. Call             AAA           6,780,900
                 Bonds, Series Y, 7.000%, 7/01/07

    3,000,000   The Union County Utilities Authority (New Jersey), Solid Waste       6/08 at 101             AAA           2,556,540
                 Facility, Senior Lease Revenue Bonds (Ogden Martin Systems of
                 Union, Inc. Lessee), Series 1998 A, 5.000%, 6/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.0%

                Cape May County Municipal Utilities Authority, Sewer Revenue
                Refunding Bonds, Series 1992-A:
    2,000,000    6.000%, 1/01/11                                                     1/03 at 102             AAA           2,080,360
    7,600,000    5.750%, 1/01/16                                                     1/03 at 102             AAA           7,596,044

    5,000,000   New Jersey Economic Development Authority, Water Facilities         No Opt. Call             N/R           5,015,750
                 Revenue Bonds, New Jersey - American Water Company,
                 Series 1991, 7.400%, 11/01/01 (Alternative Minimum Tax)

    7,500,000   New Jersey Economic Development Authority, Water Facilities          5/06 at 102             AAA           7,318,500
                 Revenue Bonds, New Jersey - American Water Company,
                 Series 1996, 6.000%, 5/01/36 (Alternative Minimum Tax)

    6,250,000   New Jersey Economic Development Authority, Water Facilities          7/08 at 102             AAA           5,347,500
                 Revenue Bonds, New Jersey - American Water Company,
                 Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

    4,000,000   Passaic Valley Sewerage Commissioners (State of New Jersey),        12/02 at 102             AAA           3,992,960
                 Sewer System Bonds, Series D, 5.800%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
$ 442,580,000   Total Investments - (cost $441,605,269) - 99.4%                                                          444,369,037
=============
                Other Assets Less Liabilities - 0.6%                                                                       2,689,859
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $447,058,896
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis (note
                         1).

                    (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)
                            December 31,1999
                            (Unaudited)

    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 0.4%

$     930,000   New Jersey Economic Development Authority, Economic Growth          12/03 at 102             Aa3         $   933,562
                 Bonds, Composite Issue, 1992 Second Series T, 5.300%, 12/01/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.1%

    3,450,000   New Jersey Economic Development Authority, Economic Development     No Opt. Call             N/R           3,831,225
                 Bonds (Yeshiva Ktana of Passaic - 1992 Project),  8.000%, 9/15/18

    3,000,000   New Jersey Economic Development Authority, School Revenue            2/08 at 101             N/R           2,691,990
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

      825,000   New Jersey Educational Facilities Authority, Trenton State College   1/00 at 100              A+             826,518
                 Issue, Revenue Bonds, Series 1976 D, 6.750%, 7/01/08

    2,095,000   New Jersey Educational Facilities Authority, Refunding Revenue       7/02 at 102             AAA           2,184,729
                 Bonds, Trenton State College Issue, Series 1992E,
                 6.000%, 7/01/09

    1,000,000   New Jersey Educational Facilities Authority, Revenue Bonds,          7/04 at 102             AAA           1,001,330
                 New Jersey Institute of Technology Issue, Series 1994A,
                 6.000%, 7/01/24

    3,330,000   New Jersey Educational Facilities Authority, Revenue Bonds,          7/06 at 101             AAA           3,325,505
                 Montclair State University, Series 1996-C (Dormitory/Cafeteria
                 Facility), 5.400%, 7/01/12

    2,500,000   New Jersey Educational Facilities Authority, Revenue Bonds,          7/06 at 101             AAA           2,509,075
                 Rowan College of New Jersey Issue, Series 1996 E, 6.000%, 7/01/21

      710,000   New Jersey Higher Education Assistance Authority, Student Loan       7/02 at 102              A+             731,463
                 Revenue Bonds, Series 1992 A, NJ Class Loan Program,
                 6.125%, 7/01/09 (Alternative Minimum Tax)

    4,460,000   New Jersey Higher Education Assistance Authority, Student Loan       7/03 at 102              A+           4,335,923
                 Revenue Bonds, Series 1993 A, NJ Class Loan Program,
                 5.300%, 7/01/10 (Alternative Minimum Tax)

    2,250,000   New Jersey Higher Education Assistance Authority, Student            6/09 at 101             AAA           2,055,128
                 Loan Revenue Bonds, Series 1999 A, 5.250%, 6/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 4.3%
      840,000   New Jersey Health Care Facilities Financing Authority, Refunding     8/04 at 102             AAA             886,494
                 Revenue Bonds, Wayne General Hospital Corporation Issue
                 (FHA-Insured Mortgage), Series B, 5.750%, 8/01/11

    2,000,000   New Jersey Health Care Facilities Financing Authority, Revenue       7/04 at 102             AAA           2,148,860
                 Bonds, Monmouth Medical Center Issue, Series C, 6.250%, 7/01/16

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Dover General Hospital and Medical Center Issue, Series
                1994:
    1,015,000    7.000%, 7/01/03                                                    No Opt. Call             AAA           1,086,669
      800,000    7.000%, 7/01/04                                                    No Opt. Call             AAA             867,952

    7,000,000   Puerto Rico Industrial, Medical, Educational and Environmental      12/03 at 103              A2           6,055,770
                 Pollution Control Facilities Financing Authority, Adjustable Rate
                 Industrial Revenue Bonds (American Home Products
                 Corporation), 1983 Series A, 5.100%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.6%

      845,000   Housing Finance Corporation of the City of Long Branch, Long         4/00 at 100             N/R             848,929
                 Branch, New Jersey, Section 8 Assisted Housing Revenue
                 Bonds, Washington Manor Associates Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11

    4,000,000   New Jersey Housing and Mortgage Finance Agency, Multifamily         11/01 at 102             AAA           4,193,200
                 Housing Revenue Refunding Bonds (Presidential Plaza at
                 Newport Project n FHA-Insured Mortgages), 1991 Series 1,
                 7.000%, 5/01/30

    2,875,000   New Jersey Housing and Mortgage Finance Agency, Multifamily          5/05 at 102             AAA           2,896,735
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

    7,000,000   New Jersey Housing and Mortgage Finance Agency,                 11/07 at 101 1/2             AAA           6,490,330
                 Multifamily Housing Revenue Bonds, 1997 Series A,
                 5.550%, 5/01/27 (Alternative Minimum Tax)


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$   2,250,000   New Jersey Housing and Mortgage Finance Agency,                      5/00 at 100              A+          $2,258,370
                 Special Pledge Revenue Obligations, 1975 Series One,
                 9.000%, 11/01/18

                New Jersey Housing and Mortgage Finance Agency, Housing Revenue
                Bonds, 1992 Series A:
    2,365,000    6.700%, 5/01/05                                                     5/02 at 102              A+           2,466,742
    8,000,000    6.950%, 11/01/13                                                    5/02 at 102              A+           8,432,400

    2,370,000   New Jersey Housing and Mortgage Finance Agency, Housing             11/02 at 102              A+           2,480,916
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.2%

    1,000,000   New Jersey Housing and Mortgage Finance Agency,                 10/05 at 101 1/2             AAA           1,016,400
                 Home Buyer Revenue Bonds, 1995 Series O, 6.300% 10/01/23
                 (Alternative Minimum Tax)

      525,000   New Jersey Housing and Mortgage Finance Agency,                  4/06 at 101 1/2             AAA             520,391
                 Home Buyer Revenue Bonds, Series 1996-P, 5.650%, 4/01/14

    1,000,000   New Jersey Housing and Mortgage Finance Agency,                  4/06 at 101 1/2             AAA             982,360
                 Home Buyer Revenue Bonds, 1996 Series Q, 5.875% 4/01/17
                 (Alternative Minimum Tax)

    2,500,000   New Jersey Housing and Mortgage Finance Agency,                  4/07 at 101 1/2             AAA           2,499,725
                 Home Buyer Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U:
    1,965,000    5.700%, 10/01/14 (Alternative Minimum Tax)                     10/07 at 101 1/2             AAA           1,953,190
    1,500,000    5.850%, 4/01/29 (Alternative Minimum Tax)                      10/07 at 101 1/2             AAA


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.3%

      775,000   New Jersey Economic Development Authority, Economic Growth          10/03 at 102              A+             775,054
                 Bonds, Richard L. Tauber Composite Issue, 1993 Series H-2,
                 5.000%, 10/01/05 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.3%

    3,255,000   New Jersey Economic Development Authority (Morris Hall/              4/03 at 103              A+           3,339,532
                 St. Lawrence, Inc. Project), Series 1993A, 6.150%, 4/01/13


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.8%

      785,000   County of Morris, New Jersey, General Improvement Bonds of 1993,    No Opt. Call             AAA             782,606
                 5.125%, 5/13/11

                State of New Jersey, General Obligation Bonds, Series D:
    2,760,000    5.750%, 2/15/06                                                    No Opt. Call             AA+           2,886,049
    4,000,000    5.800%, 2/15/07                                                    No Opt. Call             AA+           4,202,480
    2,500,000    6.000%, 2/15/11                                                    No Opt. Call             AA+           2,668,225
    1,560,000    6.000%, 2/15/13                                                    No Opt. Call             AA+           1,653,865

    4,000,000   County of Passaic, State of New Jersey, General Obligation          No Opt. Call             AAA           3,937,520
                 Refunding Bonds, Series 1993, 5.125%, 9/01/12

    5,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds            7/05 at 101 1/2             AAA           4,862,500
                 of 1995 (General Obligation Bonds), 5.750%, 7/01/24

    1,800,000   The Township of Woodbridge, in the County of Middlesex,              7/09 at 102             Aaa           1,659,078
                 State of New Jersey, Sewer Utility Bonds, Series 1999,
                 5.300%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 12.8%

    1,275,000   Camden County Improvement Authority (Camden County,                 10/05 at 102             AAA           1,256,564
                 New Jersey), County Guaranteed Lease Revenue Bonds,
                 Series 1995, 5.625%, 10/01/15

    1,000,000   Hudson County Improvement Authority (State of New Jersey),       1/08 at 101 1/2             AAA             910,030
                 Utility System Revenue Bonds (Harrison Franchise Acquisition
                 Project), Series 1997, 5.350%, 1/01/27

    1,000,000   The Jersey City Sewerage Authority (Hudson County, New Jersey),     No Opt. Call             AAA           1,072,060
                 Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14

    2,000,000   New Jersey Economic Development Authority, Lease Revenue            11/08 at 101             Aaa           1,637,360
                 Bonds (Bergen County Administration Complex), Series 1998,
                 4.750%, 11/15/26

    1,000,000   New Jersey Economic Development Authority, Revenue Bonds             8/03 at 102             AAA           1,001,610
                 (Public Schools Small Project Loan Program), Series 1993,
                 5.400%, 8/15/12




                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$   1,500,000   New Jersey Economic Development Authority, Market Transition        No Opt. Call             AAA          $1,630,560
                 Facility Senior Lien Revenue Bonds, 1994 Series A, 7.000%, 7/01/04

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, 1995 Series A:
      750,000    5.500%, 6/15/12                                                     6/05 at 102             AAA             753,848
    5,000,000    5.000%, 6/15/15                                                     6/05 at 102             AAA           4,592,800

    1,100,000   New Jersey Transportation Trust Fund Authority, Transportation       6/05 at 102             AAA           1,075,910
                 System Bonds, 1995 Series B, 5.500%, 6/15/15

      510,000   The Board of Education of the Township of Piscataway, in the         6/03 at 102             AAA             513,096
                 County of Middlesex, New Jersey, Certificates of Participation,
                 1993 Series, 5.375%, 12/15/10

    8,160,000   Puerto Rico Public Buildings Authority, Public Education and     7/03 at 101 1/2               A           8,131,032
                 Health Facilities Refunding Bonds, Series M, Guaranteed
                 by the Commonwealth of Puerto Rico, 5.750%, 7/01/15

    7,500,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,           8/09 at 101             AAA           7,330,350
                 5.500%, 8/01/17

    1,000,000   The Stony Brook Regional Sewerage Authority (Princeton,             No Opt. Call             AA-           1,012,450
                 New Jersey), Revenue Refunding Bonds, 1993 Series B,
                 5.450%, 12/01/12

    2,250,000   Western Monmouth Utilities Authority (Monmouth County,               2/05 at 102             AAA           2,254,433
                 New Jersey), Revenue Refunding Bonds, 1995 Series A,
                 5.600%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.3%

    5,000,000   Delaware River Port Authority, Port District Project Bonds,          1/08 at 101             AAA           4,429,900
                 Series B of 1998, 5.000%, 1/01/19

    4,245,000   Delaware River Port Authority, Revenue Bonds, Series of 1995,        1/06 at 102             AAA           3,938,426
                 5.500%, 1/01/26

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
    1,000,000    6.500%, 1/01/08                                                    No Opt. Call            BBB+           1,075,060
    5,420,000    6.500%, 1/01/16                                                    No Opt. Call             AAA           5,903,464
    7,920,000    6.500%, 1/01/16                                                    No Opt. Call            BBB+           8,417,059

                The Port Authority of New York and New Jersey, Consolidated
                Bonds, Ninety-Ninth Series:
    1,200,000    5.750%, 11/01/09 (Alternative Minimum Tax)                          5/05 at 101             AAA           1,235,088
    2,500,000    5.750%, 11/01/14 (Alternative Minimum Tax)                          5/05 at 101             AAA           2,504,950
    3,000,000    6.600%, 10/01/23 (Alternative Minimum Tax)                         10/04 at 101             AAA           3,162,900

    1,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds,   7/06 at 101             AA-           1,500,495
                 One Hundred and Sixth Series, 6.000%, 7/01/16
                 (Alternative Minimum Tax)

    2,500,000   The Port Authority of New and New Jersey, Consolidated Bonds,        6/05 at 101             AAA           2,439,025
                 One Hundredth Series, 5.750%, 12/15/20

    6,000,000   The Port Authority of New York and New Jersey, Consolidated          6/05 at 101             AA-           5,695,740
                 Bonds, One Hundred Twelfth Series, 5.250%, 12/01/13
                 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Special Project
                Bonds, Series 6, JFK International Air Terminal LLC Project:
   10,000,000    5.750%, 12/01/22 (Alternative Minimum Tax)                         12/07 at 102             AAA           9,588,200
   11,000,000    5.750%, 12/01/25 (Alternative Minimum Tax)                         12/07 at 100             AAA          10,480,580


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.3%

    1,000,000   The Essex County Utilities Authority (Essex County, New Jersey),     4/06 at 102             AAA           1,051,600
                 Solid Waste System Revenue Bonds (Secured by a County
                 Deficiency Agreement with the County of Essex), Solid Waste
                 System Tax Exempt Revenue Bonds, 5.600%, 4/01/16
                 (Pre-refunded to 4/01/06)

    1,000,000   State of New Jersey, General Obligation Bonds (Various Series),  9/01 at 101 1/2          AA+***           1,051,220
                 6.800%, 9/15/11 (Pre-refunded to 9/15/01)

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Trenton State College Issue, Series 1996 A:
    4,000,000    5.100%, 7/01/21 (Pre-refunded to 7/01/06)                           7/06 at 101             AAA           4,073,280
    3,750,000    5.125%, 7/01/24 (Pre-refunded to 7/01/06)                           7/06 at 101             AAA           3,823,875

    1,595,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,              No Opt. Call             AAA           1,761,279
                 1984 Series, 10.375%, 1/01/03

    3,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/02 at 101 1/2             AAA           3,694,950
                 Series R, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

               Sparta Township School District, General Obligation Bonds
               (Unlimited Tax):
$   1,100,000    5.800%, 9/01/19 (Pre-refunded to 9/01/06)                           9/06 at 100             AAA          $1,154,747
    1,100,000    5.800%, 9/01/20 (Pre-refunded to 9/01/06)                           9/06 at 100             AAA           1,154,747
    1,100,000    5.800%, 9/01/21 (Pre-refunded to 9/01/06)                           9/06 at 100             AAA           1,154,747


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.5%

    4,510,000   Pollution Control Financing Authority of Camden County              No Opt. Call              B2           4,398,017
                 (Camden County, New Jersey), Solid Waste Disposal and
                 Resource Recovery System Revenue Bonds, Series 1991 C,
                 7.125%, 12/01/01 (Alternative Minimum Tax)

    6,500,000   Pollution Control Financing Authority of Camden County              12/01 at 102              B2           6,197,295
                 (Camden County, New Jersey), Solid Waste Disposal and
                 Resource Recovery System Revenue Bonds, Series 1991 D,
                 7.250%, 12/01/10

    2,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding    7/09 at 101 1/2             AAA           1,970,560
                 Bonds, Series FF, 5.250%, 7/01/13

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding        7/05 at 100             AAA             908,390
                 Bonds, Series Z, 5.250%, 7/01/21

    3,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/05 at 100             AAA           3,270,750
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.3%

    5,250,000   Cape May County Municipal Utilities Authority, Sewer                 1/03 at 102             AAA           5,247,270
                 Revenue Refunding Bonds, Series 1992-A, 5.750%, 1/01/16

    1,485,000   New Jersey Economic Development Authority, Water Facilities          8/01 at 102               A           1,547,712
                 Refunding Bonds (Elizabeth Water Company Project),
                 1991 Series A, 6.700%, 8/01/21 (Alternative Minimum Tax)

    3,100,000   New Jersey Economic Development Authority, Water Facilities          3/04 at 102             AAA           3,019,927
                 Revenue Refunding Bonds (Hackensack Water Company
                 Project), 1994 Series B, 5.900%, 3/01/24 (Alternative Minimum Tax)

    6,250,000   New Jersey Economic Development Authority, Water Facilities          7/08 at 102             AAA           5,347,500
                 Revenue Bonds (New Jersey-American Water Company Project),
                 1998 Series A, 5.250%, 7/01/38 (Alternative Minimum Tax)

    7,000,000   The North Hudson Sewerage Authority (New Jersey), Sewer              8/06 at 101             AAA           6,243,440
                 Revenue Bonds, Series 1996, 5.125%, 8/01/22

    1,040,000   Passaic Valley Sewerage Commissioners (New Jersey),                 12/02 at 102             AAA           1,067,204
                 Sewer System Bonds, Series D, 5.750%, 12/01/10

    1,500,000   The Wanaque Valley Regional Sewerage Authority                      No Opt. Call             AAA           1,499,010
                 (Passaic County, New Jersey), Sewer Revenue Refunding Bonds,
                 1993 Series B, 5.750%, 9/01/18
------------------------------------------------------------------------------------------------------------------------------------
$ 257,445,000   Total Investments - (cost $256,051,895) - 98.2%                                                          253,892,535
=============
                Other Assets Less Liabilities - 1.8%                                                                       4,763,993
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $258,656,528
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP)
                            December 31,1999
                            (Unaudited)

    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER CYCLICALS - 3.0%

$  12,150,000   Pennsylvania Economic Development Finance Authority,                 6/09 at 102            BBB+         $10,945,085
                 Solid Waste Disposal Revenue Bonds (USG Corporation Project),
                 Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.4%

    2,000,000   Allegheny County Higher Education Building Authority                 9/08 at 102             BBB           1,706,720
                 (Commonwealth of Pennsylvania), College Revenue Bonds,
                 Series A of 1998 (Chatham College), 5.250%, 9/01/18

    1,030,000   Delaware County Authority (Commonwealth of Pennsylvania),            8/01 at 100             AAA           1,062,960
                 University Revenue Bonds, Series of 1991 (Villanova University),
                 6.900%, 8/01/16

    1,000,000   The General Municipal Authority of the Borough of Harveyis Lake,    11/09 at 100               A             958,560
                 Pennsylvania, College Revenue Bonds (College Misericordia
                 Project), Series of 1999, 6.000%, 5/01/19

    1,450,000   Indiana County Industrial Development Authority, Pennsylvania,      11/06 at 100             AAA           1,383,315
                 Revenue Bonds (The Student Cooperative Association, Inc./
                 Indiana University of Pennsylvania Student Union Project), Series A
                 of 1999, 5.875%, 11/01/29

                Indiana County Industrial Development Authority, Pennsylvania,
                Revenue Bonds (The Student Cooperative Association, Inc./Indiana
                University of Pennsylvania Student Union Project), Series B of
                1999:
      815,000    0.000%, 11/01/15                                                   No Opt. Call             AAA             317,182
      815,000    0.000%, 11/01/16                                                   No Opt. Call             AAA             295,429
      815,000    0.000%, 11/01/17                                                   No Opt. Call             AAA             275,274
      815,000    0.000%, 11/01/18                                                   No Opt. Call             AAA             256,668
      815,000    0.000%, 11/01/19                                                   No Opt. Call             AAA             239,080

    4,970,000   Pennsylvania Higher Education Assistance Agency, Student            No Opt. Call             AAA           5,074,817
                 Loan Adjustable Rate Tender Revenue Refunding Bonds,
                 1985 Series A, 6.800%, 12/01/00

    4,000,000   Pennsylvania Higher Education Assistance Agency, Student             9/01 at 102             AAA           4,228,080
                 Loan Revenue Bonds, Fixed Rate Bonds, 1991 Series C,
                 7.150%, 9/01/21 (Alternative Minimum Tax)

    3,000,000   Pennsylvania Higher Education Assistance Agency, Student             9/02 at 102             AAA           3,013,440
                 Loan Revenue Bonds, Fixed Rate Bonds, 1992 Series C,
                 6.400%, 3/01/22 (Alternative Minimum Tax)

    3,825,000   The Pennsylvania State University, Refunding Bonds, Series 1992,     3/01 at 102             AA-           3,976,814
                 6.250%, 3/01/11

    2,900,000   Scranton-Lackawanna Health and Welfare Authority, City               3/02 at 102              A-           3,015,130
                 of Scranton, Lackawanna County, Pennsylvania, University Revenue
                 Bonds (University of Scranton Project), 1992 Series A,
                 6.500%, 3/01/13

    8,445,000   Swarthmore Borough Authority (Pennsylvania), Swarthmore              9/08 at 100             Aaa           7,108,748
                 College Revenue Bonds, Series of 1998, 5.000%, 9/15/28

      405,000   The General Municipal Authority of the City of Wilkes-Barre,        12/02 at 102             N/R             427,927
                 College Misericordia Revenue Refunding Bonds, Series B
                 of 1992, 7.750%, 12/01/12

      645,000   The General Municipal Authority of the City of Wilkes-Barre,        12/00 at 100             N/R             706,023
                 College Misericordia Revenue Refunding Bonds, Series A
                 of 1992, 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 2.6%

    3,520,000   The Hospitals and Higher Education Facilities Authority of          12/01 at 102             AAA           3,715,642
                 Philadelphia, Hospital Revenue Refunding Bonds (Magee
                 Rehabilitation Hospital Project), Series of 1991, 7.000%, 12/01/10

    5,500,000   Health Care Facilities Authority of Sayre, Variable Rate Hospital    6/01 at 103             AAA           5,827,525
                 Revenue Bonds (VHA of Pennsylvania, Inc., Capital Asset
                 Financing Program), Guthrie Healthcare System
                 Conversion, Series of 1985E, 7.200%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.3%

      995,000   Urban Redevelopment Authority of Pittsburgh, Redevelopment           2/02 at 102               A           1,015,129
                 Mortgage Revenue Bonds, 1992 Series C, 7.125%, 8/01/13
                 (Alternative Minimum Tax)


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 10.7%

$   1,995,000   Allegheny County Residential Finance Authority, Single Family       11/08 at 102             Aaa          $1,737,805
                 Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

   10,885,000   Allegheny County Residential Finance Authority, Single Family       No Opt. Call             Aaa           1,481,884
                 Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27
                 (Alternative Minimum Tax)

      210,000   Redevelopment Authority of the City of Altoona (Pennsylvania),      12/01 at 102              A3             216,023
                 Home Improvement Loan Revenue Bonds, Cities of Altoona and
                 Meadville Program (FHA-Insured Title 1 Loans), Series of 1991,
                 7.150%, 12/01/09 (Alternative Minimum Tax)

    1,815,000   Redevelopment Authority of the County of Berks (Pennsylvania),      No Opt. Call              A+           1,861,736
                 Senior Single Family Mortgage Revenue Bonds, 1986 Series A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)

    3,860,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          4/02 at 102             AA+           3,959,086
                 Revenue Bonds, Series 1992-33, 6.900%, 4/01/17

    1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          4/02 at 102             AA+           1,024,870
                 Revenue Bonds, Series 1992-34B, 7.000%, 4/01/24
                 (Alternative Minimum Tax)

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage         10/05 at 102             AA+           2,008,300
                 Revenue Bonds, Series 1995-46, 6.200%, 10/01/14
                 (Alternative Minimum Tax)

    1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          4/06 at 102             AA+             991,020
                 Revenue Bonds, Series 1996-48, 6.150%, 4/01/25
                 (Alternative Minimum Tax)

    5,725,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          4/06 at 102             AA+           5,797,250
                 Revenue Bonds, Series 1996-49, 6.450%, 4/01/25
                 (Alternative Minimum Tax)

    4,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          4/06 at 102             AA+           4,027,560
                 Revenue Bonds, Series 1996-50B, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          4/06 at 102             AA+           5,008,950
                 Revenue Bonds, Series 1996-52B, 6.250%, 10/01/24
                 (Alternative Minimum Tax)

    5,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/07 at 101 1/2             AA+           4,692,200
                 Revenue Bonds, Series 1997-59A, 5.750%, 10/01/23
                 (Alternative Minimum Tax)

    1,585,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue        4/06 at 102             AAA           1,603,893
                 Bonds, 1996 Series C, 6.550%, 4/01/28 (Alternative Minimum Tax)

    1,105,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue        4/07 at 102             AAA           1,109,486
                 Bonds, 1997 Series A, 6.250%, 10/01/28 (Alternative Minimum Tax)

    2,865,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue       10/01 at 102             AAA           2,921,068
                 Bonds, 1991 Series G, 7.050%, 4/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0%

    3,225,000   Montgomery County Higher Education and Health Authority,             1/06 at 101             BBB           2,977,965
                 Mortgage Revenue Bonds (Waverly Heights Project),
                 Series 1996, 6.375%, 1/01/26

      630,000   The Hospitals and Higher Education Facilities Authority of           8/02 at 102              A-             657,140
                 Philadelphia, Hospital Revenue Bonds (Childrenis Seashore House),
                 Series 1992A, 7.000%, 8/15/03


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.3%

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
    2,750,000    0.000%, 5/01/24                                                 5/16 at 68 1/32             AAA             588,143
    2,750,000    0.000%, 11/01/24                                                5/16 at 66 5/16             AAA             569,800
    5,160,000    0.000%, 5/01/25                                                 5/16 at 64 9/16             AAA           1,033,290

                McKeesport Area School District (Allegheny County,
                Pennsylvania), General Obligation Bonds, Series of 1999C:
    3,430,000    0.000%, 10/01/23                                                   No Opt. Call             AAA            775,352
    3,380,000    0.000%, 10/01/24                                                   No Opt. Call             AAA            715,985
    3,420,000    0.000%, 10/01/25                                                   No Opt. Call             AAA            678,733
    2,340,000    0.000%, 10/01/26                                                   No Opt. Call             AAA            434,983
    2,340,000    0.000%, 10/01/27                                                   No Opt. Call             AAA            408,026
    2,340,000    0.000%, 10/01/29                                                   No Opt. Call             AAA            359,143

    7,500,000   County of Montgomery, Pennsylvania, General Obligation Bonds,        7/09 at 100             Aaa           6,385,200
                 Series 1999, 5.000%, 7/15/24


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$   6,000,000   Commonwealth of Pennsylvania, General Obligation Bonds,          3/02 at 101 1/2              AA          $6,263,760
                 First Series of 1992, 6.375%, 9/15/11

   15,000,000   The School District of Philadelphia, Pennsylvania, General           9/05 at 101             AAA          13,703,100
                 Obligation Bonds, Series B of 1995, 5.500%, 9/01/25

    5,000,000   State Public School Building Authority (Commonwealth of              3/01 at 100             AAA           5,111,000
                 Pennsylvania), School Revenue Bonds (Hazelton Area School
                 District Project), Series J of 1991, 6.500%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 5.3%

    4,390,000   Fairview Township Authority, York County, Pennsylvania, Guaranteed  11/01 at 100             AAA           4,521,349
                 Sewer Revenue Bonds (Guaranteed by the Township of Fairview),
                 Series of 1991, 6.700%, 11/01/21

    9,225,000   Pennsylvania Intergovernmental Cooperation Authority, Special Tax    6/09 at 100             AAA           7,460,719
                 Revenue Refunding Bonds (City of Philadelphia Funding Program),
                 Series of 1999, 4.750%, 6/15/23

    1,090,000   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,          11/09 at 100              A2           1,065,595
                 Tax Increment Bonds (Center Triangle Tax Increment Financing
                 District - PNC Bank Corporation Project), Series A of 1999,
                 6.100%, 5/01/19

    7,450,000   Southeastern Pennsylvania Transportation Authority, Special Revenue  3/09 at 101             AAA           5,929,157
                 Bonds, Series A of 1999, 4.750%, 3/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.0%

    2,500,000   County of Allegheny, Pennsylvania, Airport Revenue Bonds             1/02 at 102             AAA           2,552,350
                 (Greater Pittsburgh International Airport), Series 1992A and
                 1992B, 6.625%, 1/01/22 (Alternative Minimum Tax)

    1,650,000   Pennsylvania Turnpike Commission, Pennsylvania, Turnpike Revenue    12/01 at 102             AA-           1,732,979
                 Bonds, Series N of 1991, 6.500%, 12/01/13

      735,000   Pennsylvania Turnpike Commission, Pennsylvania, Turnpike Revenue    12/02 at 102             AAA             701,535
                 Bonds, Series O of 1992, 5.500%, 12/01/17

                Philadelphia Authority for Industrial Development, Airport
                Revenue Bonds, Series 1998A (Philadelphia Airport System
                Project):
    7,315,000    5.000%, 7/01/23 (Alternative Minimum Tax)                           7/08 at 101             AAA           6,098,296
    5,085,000    5.125%, 7/01/28 (Alternative Minimum Tax)                           7/08 at 101             AAA           4,239,059

    3,250,000   The Philadelphia Parking Authority, Airport Parking Revenue Bonds,   9/09 at 101             AAA           2,811,510
                 Series of 1999, 5.250%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 41.9%

    6,300,000   Allegheny County Hospital Development Authority, Hospital           10/01 at 100         BBB+***           6,555,276
                 Revenue Bonds (St. Margaret Memorial Hospital), Series 1991 A,
                 7.125%, 10/01/21 (Pre-refunded to 10/01/01)

    1,355,000   Bensalem Township School District, Bucks County, Pennsylvania,       7/06 at 100             AAA           1,422,845
                 General Obligation Bonds, Series of 1996, 5.850%, 7/15/12
                 (Pre-refunded to 7/15/06)

                Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania,
                Water Revenue Bonds, Series of 1992:
    3,045,000    6.250%, 11/15/11 (Pre-refunded to 11/15/01)                        11/01 at 100             AAA           3,140,278
    4,000,000    6.250%, 11/15/21 (Pre-refunded to 11/15/01)                        11/01 at 100             AAA           4,125,160

    5,000,000   Butler County Hospital Authority (Butler County, Pennsylvania),      6/01 at 102             AAA           5,263,700
                 Hospital Revenue Bonds (North Hills Passavant Hospital),
                 Series 1991 A, 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

    3,470,000   Delaware County Authority (Commonwealth of Pennsylvania),            8/01 at 100             AAA           3,596,204
                 University Revenue Bonds (Villanova University), Series of 1991,
                 6.900%, 8/01/16 (Pre-refunded to 8/01/01)

    3,400,000   Erie County Hospital Authority, Pennsylvania, Hospital Revenue       2/01 at 102             AAA           3,567,654
                 Bonds (Hamot Medical Center), 1991 Series A, 7.100%, 2/15/10
                 (Pre-refunded to 2/15/01)

    2,000,000   Hampton Township School District (Allegheny County,                 11/04 at 100             AAA           2,169,760
                 Pennsylvania), General Obligation Bonds, Series of 1995,
                 6.750%, 11/15/21 (Pre-refunded to 11/15/04)

    3,400,000   Lehigh County General Purpose Authority, College Revenue             6/02 at 100             AAA           3,566,124
                 Bonds (Allentown College of St. Francis de Sales Project),
                 Series of 1992, 6.750%, 12/15/12 (Pre-refunded to 6/15/02)

    3,130,000   McKean County Solid Waste Authority (McKean County,                  1/02 at 100             AAA           3,252,195
                 Pennsylvania), Guaranteed Solid Waste Revenue Bonds,
                 Series of 1992, 6.650%, 1/01/12 (Pre-refunded to 1/01/02)

    4,500,000   Pennsylvania Turnpike Commission, Pennsylvania, Turnpike            12/01 at 102             AAA           4,802,895
                 Revenue Bonds, Series I of 1986, 7.200%, 12/01/17
                 (Pre-refunded to 12/01/01)


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$   1,250,000   Philadelphia Authority for Industrial Development, Revenue Bonds     5/02 at 102          N/R***          $1,324,275
                 (National Board of Medical Examiners Project), Series of 1992,
                 6.750%, 5/01/12 (Pre-refunded to 5/01/02)

    4,270,000   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,         6/01 at 102             AAA           4,541,017
                 Thirteenth Series, 7.700%, 6/15/21 (Pre-refunded to 6/15/01)

    8,530,000   The Hospitals and Higher Education Facilities Authority of           8/01 at 102           Aa***           9,020,902
                 Philadelphia, Refunding Revenue Bonds, Saint Agnes Medical
                 Center Project (FHA-Insured Mortgage), Series 1991,
                 7.250%, 8/15/31 (Pre-refunded to 8/15/01)

    1,850,000   The School District of Philadelphia, Pennsylvania, General       5/02 at 100 3/4             AAA           1,939,836
                 Obligation Bonds, Series A of 1992, 6.500%, 5/15/05
                 (Pre-refunded to 5/15/02)

    3,250,000   The School District of Philadelphia, Pennsylvania, General           7/01 at 102             AAA           3,441,133
                 Obligation Bonds, Series B of 1991, 7.000%, 7/01/05
                 (Pre-refunded to 7/01/01)

   10,625,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue          8/01 at 100             AAA          11,026,838
                 Bonds, Sixteenth Series, 7.000%, 8/01/18
                 (Pre-refunded to 8/01/01)

    8,800,000   The Hospitals and Higher Education Facilities Authority of          12/01 at 102          N/R***           9,369,712
                 Philadelphia, Hospital Revenue Bonds (Presbyterian Medical
                 Center of Philadelphia), Series of 1991, 7.250%, 12/01/21
                 (Pre-refunded to 12/01/01)

    6,110,000   The Hospitals and Higher Education Facilities Authority of           2/02 at 102             Aaa           6,448,250
                 Philadelphia (Pennsylvania), Hospital Revenue Bonds (The Children's
                 Hospital of Philadelphia Project), Series A of 1992, 6.500%, 2/15/21
                 (Pre-refunded to 2/15/02)

                The Philadelphia Municipal Authority, Philadelphia,
                Pennsylvania, Justice Lease Revenue Bonds, 1991 Series B:
    1,500,000    7.100%, 11/15/11 (Pre-refunded to 11/15/01)                        11/01 at 102             AAA           1,596,795
    9,900,000    7.125%, 11/15/18 (Pre-refunded to 11/15/01)                        11/01 at 102             AAA          10,543,104

    3,000,000   The Pittsburgh Water and Sewer Authority, Water and Sewer           No Opt. Call             AAA           3,278,190
                 System Revenue Refunding Bonds, Series of 1986, 7.625%, 9/01/04

    7,065,000   The Pittsburgh Water and Sewer Authority (Pennsylvania), Water       9/01 at 102             AAA           7,421,853
                 and Sewer System Revenue Refunding Bonds, Series A of 1991,
                 6.500%, 9/01/14 (Pre-refunded to 9/01/01)

    2,500,000   Saint Mary Hospital Authority, Hospital Revenue Bonds                7/02 at 102             AAA           2,651,625
                 (Franciscan Health System/Saint Mary Hospital of Langhorne Inc.),
                 Series 1992A, 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

    3,730,000   Scranton-Lackawanna Health and Welfare Authority, City               6/00 at 102          N/R***           3,857,976
                 of Scranton, Lackawanna County, Pennsylvania, University
                 Revenue Bonds, 1990 Series A, 7.400%, 6/15/10
                 (Pre-refunded to 6/15/00)

    8,475,000   Somerset County General Authority, Commonwealth of                  10/01 at 100             AAA           8,835,188
                 Pennsylvania, Commonwealth Lease Revenue Bonds,
                 Series of 1991, 7.000%, 10/15/13 (Pre-refunded to 10/15/01)

    3,500,000   Upper Merion Area School District, Montgomery County,                9/01 at 100          Aa2***           3,631,950
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 6.900%, 9/01/16 (Pre-refunded to 9/01/01)

    3,000,000   Warrington Township Municipal Authority, Bucks County, Pennsylvania, 11/15 at 100            AAA           3,455,430
                 Water and Sewer Revenue Bonds, Series of 1991,
                 7.100%, 12/01/21 (Pre-refunded to 11/15/15)

    5,000,000   West Chester Area School District, Chester and Delaware Counties,    1/01 at 100          Aa1***           5,125,800
                 Pennsylvania, General Obligation Bonds, Series A of 1991,
                 6.700%, 1/15/11 (Pre-refunded to 1/15/01)

    5,450,000   The Municipal Authority of the Borough of West View (Allegheny      No Opt. Call             AAA           7,107,018
                 County, Pennsylvania), Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14

    5,000,000   County of Westmoreland, Commonwealth of Pennsylvania, General        8/01 at 100             AAA           5,164,900
                 Obligation Bonds, Series of 1992, 6.700%, 8/01/09
                 (Pre-refunded to 8/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

    3,750,000   Delaware County Industrial Development Authority, Pollution          4/01 at 102               A           3,918,675
                 Control Revenue Refunding Bonds (Philadelphia Electric Company
                 Project), 1991 Series A, 7.375%, 4/01/21

      400,000   Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania,     11/02 at 100              A-             411,676
                 Solid Waste Revenue Bonds, Series of 1992, 7.000%, 11/15/04

    4,000,000   Lehigh County Industrial Development Authority, Pollution            8/05 at 102             AAA           3,986,240
                 Control Revenue Refunding Bonds (Pennsylvania Power and
                 Light Company Project), 1995 Series A, 6.150%, 8/01/29


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$   3,000,000   Luzerne County Industrial Development Authority, Exempt Facilities  10/02 at 102               A          $3,184,980
                 Revenue Refunding Bonds (Pennsylvania Gas and Water
                 Company Project), 1992 Series A, 7.200%, 10/01/17
                 (Alternative Minimum Tax)

    3,550,000   Luzerne County Industrial Development Authority, Exempt Facilities  12/02 at 102               A           3,768,822
                 Revenue Bonds (Pennsylvania Gas and Water Company Project),
                 1992 Series B, 7.125%, 12/01/22 (Alternative Minimum Tax)

    5,000,000   Luzerne County Industrial Development Authority, Exempt Facilities  12/04 at 102             AAA           5,376,500
                 Revenue Refunding Bonds (Pennsylvania Gas and Water Company
                 Project), 1994 Series A, 7.000%, 12/01/17
                 (Alternative Minimum Tax)

    5,500,000   Montgomery County Industrial Development Authority (Pennsylvania),   1/03 at 100              A+           5,663,570
                 Resource Recovery Revenue Bonds (Montgomery County Project),
                 Series 1989, 7.500%, 1/01/12


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.8%

   20,000,000   The Pittsburgh Water and Sewer Authority, Water and Sewer System    No Opt. Call             AAA           3,737,400
                 First Lien Revenue Bonds, Series B of 1998, 0.000%, 9/01/26

   12,625,000   Municipal Authority of Westmoreland County (Westmoreland County,    No Opt. Call             AAA           2,857,161
                 Pennsylvania), Municipal Service Revenue Bonds,
                 Series of 1999A, 0.000%, 8/15/23
------------------------------------------------------------------------------------------------------------------------------------

$ 416,140,000   Total Investments - (cost $354,292,121) - 98.6%                                                          355,913,755
=============
                Other Assets Less Liabilities - 1.4%                                                                       5,026,825
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $360,940,580
                ====================================================================================================================




                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)
                            December 31,1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 0.6%

$   2,000,000   New Morgan Industrial Development Authority (Pennsylvania),          4/04 at 102             BB-          $1,853,140
                 Solid Waste Disposal Revenue Bonds (New Morgan Landfill
                 Company, Inc. Project), Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.5%

    4,000,000   Allegheny County Higher Education Building Authority (Commonwealth  11/09 at 102               A           3,402,880
                 of Pennsylvania), College Revenue Bonds (Thiel College),
                 Series A of 1999, 5.375%, 11/15/29

    3,000,000   Chester County Health and Education Facilities Authority            10/08 at 102            BBB-           2,599,800
                 (Pennsylvania), College Revenue Bonds (Immaculata College),
                 Series of 1998, 5.625%, 10/15/27

    1,350,000   Lancaster Higher Education Authority, City of Lancaster,             4/03 at 100             AAA           1,353,753
                 Pennsylvania, College Revenue Bonds (Franklin and Marshall
                 College Project), Series of 1993, 5.700%, 4/15/13

   10,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan        1/03 at 102             AAA           9,905,400
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19
                 (Alternative Minimum Tax)

   10,000,000   Pennsylvania Higher Education Assistance Agency, Student Loan       No Opt. Call             AAA          10,017,000
                 Revenue Bonds, 1984 Series A, 4.625%, 12/01/00

    3,250,000   Pennsylvania Higher Educational Facilities Authority,               11/03 at 102             AAA           3,404,603
                 College Revenue Refunding Bonds (Allegheny College),
                 Series 1993A, 6.100%, 11/01/08

    1,000,000   Pennsylvania Higher Educational Facilities Authority, LaSalle        5/08 at 101             Aaa             890,880
                 University Revenue Bonds, Series of 1998, 5.250%, 5/01/23

    4,615,000   Pennsylvania Higher Educational Facilities Authority, Revenue        7/03 at 102             AAA           4,542,406
                 Bonds (Widener University), 1993 Series A, 5.250%, 7/15/11

    3,340,000   State Public School Building Authority (Commonwealth of              3/03 at 100             AAA           3,344,977
                 Pennsylvania), College Revenue Bonds (Northamption County Area
                 Community College Project), Series U of 1993, 5.850%, 3/15/15

    1,035,000   The General Municipal Authority of the City of Wilkes-Barre,        12/02 at 102             N/R           1,093,591
                 College Misericordia Revenue Refunding Bonds, Series B of 1992,
                 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 11.0%

    8,500,000   Allegheny County Hospital Development Authority (Pennsylvania),      5/06 at 102             AAA           8,126,935
                 Hospital Revenue Bonds (South Hills Health System),
                 Series A of 1996, 5.875%, 5/01/26

   14,000,000   Allegheny County Hospital Development Authority (Pennsylvania),      4/07 at 102             AAA          12,849,900
                 Health Center Revenue Bonds (University of Pittsburgh Medical
                 Center System), Series 1997A, 5.625%, 4/01/27

    8,400,000   Montgomery County Higher Education and Health Authority, Revenue     1/09 at 101             AAA           6,939,744
                 Bonds (Pottstown Healthcare Corporation), Series 1998,
                 5.000%, 1/01/27

      485,000   Montgomery County Higher Education and Health Authority,             6/03 at 102             AAA             474,742
                 Hospital Revenue Bonds, (Abington Memorial Hospital),
                 Series A of 1993, 6.000%, 6/01/22

    4,700,000   Pennsylvania Higher Educational Facilities Authority,                1/06 at 101               A           4,057,181
                 The University of Pennsylvania Health Services Revenue Bonds,
                 Series A of 1996, 5.750%, 1/01/22

                City of Pottsville Hospital Authority, Hospital Revenue Bonds
                (The Pottsville Hospital and Warne Clinic), Series of 1998:
    2,000,000    5.500%, 7/01/18                                                     7/08 at 100             BBB           1,681,420
    2,000,000    5.625%, 7/01/24                                                     7/08 at 100             BBB           1,666,740


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.2%

    4,345,000   Bucks County Redevelopment Authority, Pennsylvania, Second Lien      8/03 at 100            Baa2           4,263,097
                 Multifamily Mortgage Revenue Bonds, Section 8 Assisted
                 (Country Commons Apartments), Series 1993A, 6.200%, 8/01/14
                 (Alternative Minimum Tax)

    1,695,000   Luzerne County Housing Corporation, Mortgage Revenue Refunding       7/03 at 100             Aaa           1,698,407
                 Bonds (FHA-Insured Mortgage Loan - Freeland Apartments
                 Section 8 Assisted Project), Series 1993, 6.125%, 7/15/23


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$   5,000,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding        7/02 at 102             AAA          $5,230,750
                 Bonds, Issue 1992, 6.400%, 7/01/12

    2,345,000   Swissvale Housing Development Corporation (An Instrumentality        7/03 at 100              Aa           2,319,557
                 of the Allegheny County Housing Authority), Multifamily Mortgage
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan -
                 Section 8 Assisted Swissvale Project), Series 1993C, 6.100%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.4%

      860,000   Allegheny County Residential Finance Authority, Single Family       11/08 at 102             Aaa             773,518
                 Mortgage Revenue Bonds, 1998 Series DD-1, 5.350%, 11/01/19
                 (Alternative Minimum Tax)

    3,250,000   Allegheny County Residential Finance Authority, Single Family       11/08 at 102             Aaa           2,831,010
                 Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

    2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage         10/03 at 102             AA+           1,866,180
                 Revenue Bonds, Series 1993-37A, 5.450%, 10/01/17

    1,120,000   Pennsylvania Housing Finance Agency, Single Family Mortgage         No Opt. Call             AA+           1,214,998
                 Revenue Bonds, Series 1996-47, 6.750%, 10/01/06
                 (Alternative Minimum Tax)

    3,305,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          4/06 at 102             AA+           3,330,911
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

    2,750,000   Pennsylvania Housing Finance Agency, Single Family Mortgage         10/06 at 102             AA+           2,685,898
                 Revenue Bonds, Series 1997-54A, 6.150%, 10/01/22
                 (Alternative Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family Mortgage
                Revenue Bonds, Series 1997-56A:
    1,500,000    6.050%, 10/01/16 (Alternative Minimum Tax)                          4/07 at 102             AA+           1,485,825
    4,000,000    6.150%, 10/01/27 (Alternative Minimum Tax)                          4/07 at 102             AA+           3,962,720

    1,645,000   Pennsylvania Housing Finance Agency, Single Family Mortgage      4/07 at 101 1/2             AA+           1,568,787
                 Revenue Bonds, Series 1997-58A, 5.950%, 10/01/28
                 (Alternative Minimum Tax)

    1,645,000   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/07 at 101 1/2             AA+           1,565,119
                 Revenue Bonds, Series 1997-59A, 5.700%, 4/01/17
                 (Alternative Minimum Tax)

    1,700,000   Pennsylvania Housing Finance Agency, Single Family Mortgage      4/08 at 101 1/2             AA+           1,542,291
                 Revenue Bonds, Series 1998-62A Bonds, 5.500%, 10/01/22
                 (Alternative Minimum Tax)

    1,500,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue        4/06 at 102             AAA           1,521,765
                 Bonds, 1996 Series C, 6.500%, 10/01/23 (Alternative Minimum Tax)

                Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue
                Bonds, 1997 Series A:
      845,000    6.150%, 10/01/16 (Alternative Minimum Tax)                          4/07 at 102             AAA             848,448
      765,000    6.200%, 10/01/21 (Alternative Minimum Tax)                          4/07 at 102             AAA             767,043

    1,375,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue        4/03 at 102             AAA           1,392,463
                 Bonds, 1992 Series D, 6.500%, 4/01/17

    2,460,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue        4/03 at 102             AAA           2,509,544
                 Bonds, 1992 Series C-1, 6.800%, 10/01/25 (Alternative Minimum Tax)

      615,000   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue        4/04 at 102             AAA             649,920
                 Bonds, 1994 Series B, 6.950%, 10/01/10 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.7%

    2,165,000   Montgomery County Industrial Development Authority, Health           6/03 at 102             N/R           2,146,121
                 Facilities Revenue Bonds, Series of 1993 (ECRI Project),
                 6.850%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.3%

    1,230,000   Pennsylvania Economic Development Financing Authority, Revenue Bonds 6/08 at 100             BBB             963,447
                 (Northwestern Human Services, Inc. Project), Series A of 1998,
                 5.250%, 6/01/28

                Philadelphia Authority for Industrial Development
                (Pennsylvania), Health Care Facilities Revenue Bonds, Series
                1998A (Paul's Run):
    1,350,000    5.750%, 5/15/18                                                     5/08 at 102             N/R           1,131,624
    1,650,000    5.875%, 5/15/28                                                     5/08 at 102             N/R           1,349,750

    4,000,000   Philadelphia Hospital and Higher Educational Facilities Authority    8/03 at 102            BBB+           4,041,720
                 of Philadelphia, Revenue Refunding Bonds (Philadelphia MR Project),
                Series 1992, 5.625%, 8/01/04


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 5.5%

                Chichester School District, Delaware County, Pennsylvania,
                General Obligation Bonds, Series of 1999:
$   3,125,000    0.000%, 3/01/23                                                    No Opt. Call             AAA          $  740,313
    3,125,000    0.000%, 3/01/24                                                    No Opt. Call             AAA             692,750
    3,125,000    0.000%, 3/01/25                                                    No Opt. Call             AAA             648,031

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
    1,750,000    0.000%, 5/01/22                                                 5/16 at 75 9/16             AAA             426,703
    2,750,000    0.000%, 11/01/22                                                 5/16 at 73 5/8             AAA             649,688
    2,750,000    5/01/23                                                        5/16 at 71 23/32             AAA             628,072
    2,750,000    0.000%, 11/01/23                                                 5/16 at 69 7/8             AAA             608,493

    4,305,000   County of Montgomery, Pennsylvania, General Obligation Bonds,       10/06 at 100             Aaa           3,938,343
                 Series B of 1996, 5.375%, 10/15/21

    2,000,000   The School District of Philadelphia, Pennsylvania, General Obligation No Opt. Call           AAA           2,152,760
                 Refunding Bonds, Series A of 1995, 6.250%, 9/01/09

    3,500,000   The School District of Philadelphia, Pennsylvania, General Obligation 4/09 at 100            AAA           2,730,770
                 Bonds, Series A of 1999, 4.500%, 4/01/23

    4,000,000   County of Somerset (Commonwealth of Pennsylvania), General           4/08 at 100             Aaa           3,356,120
                 Obligation Bonds, Series A of 1998, 5.000%, 10/01/27

    1,305,000   Wallenpaupack Area School District, Wayne and Pike Counties,         4/01 at 100             AAA           1,306,044
                 Pennsylvania, General Obligation Bonds, Series of 1993, 5.500%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.2%

    4,060,000   Delaware Valley Regional Finance Authority, Local Government         4/06 at 100             AAA           4,009,331
                 Revenue Bonds, Series A, 6.000%, 4/15/26

   17,900,000   The Harrisburg Authority, Dauphin County, Pennsylvania,              9/07 at 100             AAA          16,766,751
                 Tax-Exempt Revenue Bonds (The City of Harrisburg Project),
                 Series II of 1997, 5.625%, 9/15/22

                Pennsylvania Industrial Development Authority, Economic
                Development Revenue Bonds, Series 1994:
    2,000,000    7.000%, 7/01/06                                                    No Opt. Call             AAA           2,213,240
    1,550,000    7.000%, 1/01/07                                                    No Opt. Call             AAA           1,721,074
    1,000,000    7.000%, 7/01/07                                                    No Opt. Call             AAA           1,116,200

    9,000,000   Public Auditorium Authority of Pittsburgh and Allegheny County       8/09 at 101             AAA           6,817,590
                 (Allegheny County, Pennsylvania), Hotel Room Excise Tax
                 Revenue Bonds, Series of 1999, 4.500%, 2/01/29

    4,000,000   Public Auditorium District of Pittsburgh and Allegheny County        8/09 at 101             AAA           3,401,320
                 (Pennsylvania), Regional Asset District Sales Tax Revenue Bonds,
                 Series of 1999, 5.000%, 2/01/24

   20,775,000   Southeastern Pennsylvania Transportation Authority, Special Revenue  3/09 at 101             AAA          16,533,992
                 Bonds, Series A of 1999, 4.750%, 3/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 0.6%

    2,300,000   County of Allegheny, Pennsylvania, Airport Revenue Refunding         1/08 at 101             AAA           2,103,143
                 Bonds (Pittsburgh International Airport), Series 1997A ,
                 5.250%, 1/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.4%

      750,000   Allegheny County Hospital Development Authority (Pennsylvania),      6/02 at 102          N/R***             800,243
                 Health and Education Revenue Bonds (The Rehabilitation Institute
                 of Pittsburgh Project), Series 1992, 7.000%, 6/01/22
                 (Pre-refunded to 6/01/02)

    3,000,000   Allegheny County Hospital Development Authority (Pennsylvania),     11/02 at 100             AAA           3,124,590
                 Health Center Revenue Bonds (Presbyterian University Health
                 System, Inc. Project), Series 1992A, 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)

    2,000,000   Bangor Area School District, Northampton County, Pennsylvania,       3/06 at 100             AAA           2,059,400
                 General Obligation Bonds, Series B of 1996, 5.500%, 3/15/18
                 (Pre-refunded to 3/15/06)

    2,500,000   Bensalem Township School District, Bucks County, Pennsylvania,       7/06 at 100             AAA           2,628,500
                 General Obligation Bonds, Series of 1996, 5.875%, 7/15/16
                 (Pre-refunded to 7/15/06)


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Water Revenue Bonds, Series A of 1992:
$   3,785,000    6.100%, 11/15/18 (Pre-refunded to 11/15/02)                        11/02 at 100             AAA          $3,933,296
    3,100,000    6.100%, 11/15/21 (Pre-refunded to 11/15/02)                        11/02 at 100             AAA           3,221,458

    1,500,000   Fort LeBoeuf School District (Erie County, Pennsylvania), General    1/03 at 100             AAA           1,547,910
                 Obligation Bonds, Series A of 1993, 5.800%, 1/01/16
                 (Pre-refunded to 1/01/03)

    3,500,000   Hollidaysburg Sewer Authority (Pennsylvania), Guaranteed Sewer       1/03 at 100             AAA           3,640,105
                 Revenue Bonds, Series of 1993, 6.100%, 1/01/23
                 (Pre-refunded to 1/01/03)

    1,500,000   Ligonier Valley School District (Westmoreland County, Pennsylvania), 3/04 at 100             AAA           1,568,970
                 General Obligation Bonds, Series of 1994, 6.000%, 3/01/23
                 (Pre-refunded to 3/01/04)

    2,015,000   Montgomery County Higher Educational and Health Authority            6/03 at 102             AAA           2,127,679
                 (Pennsylvania), Hospital Revenue Bonds (Abington Memorial
                 Hospital), Series A of 1993, 6.000%, 6/01/22
                 (Pre-refunded to 6/01/03)

    7,800,000   North Penn School District, Montgomery and Bucks Counties,           3/06 at 100          Aa3***           7,864,194
                 Pennsylvania, General Obligation Bonds, Series of 1996,
                 5.125%, 3/01/17 (Pre-refunded to 3/01/06)

    1,620,000   Pennsylvania Higher Educational Facilities Authority, College and   No Opt. Call             Aaa           1,838,992
                 University Revenue Bonds, 9th Series, 7.625%, 7/01/15

    1,005,000   The Hospitals and Higher Education Facilities Authority of           5/04 at 102             AAA           1,071,250
                 Philadelphia, Community College Revenue Bonds (Community
                 College of Philadelphia), Series of 1994, 6.100%, 5/01/10
                 (Pre-refunded to 5/01/04)

    1,000,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue          8/01 at 102             AAA           1,063,860
                 Bonds, Sixteenth Series, 7.500%, 8/01/10 (Pre-refunded to 8/01/01)

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1993:
      955,000    5.750%, 6/15/13 (Pre-refunded to 6/15/03)                           6/03 at 102             AAA           1,002,788
      915,000    5.500%, 6/15/14 (Pre-refunded to 6/15/03)                           6/03 at 102             AAA             953,567

                The Hospitals and Higher Education Facilities Authority of
                Philadelphia (Pennsylvania), Hospital Revenue Bonds
                (Presbyterian Medical Center of Philadelphia), Series of 1993:
    1,000,000    6.500%, 12/01/11                                                   12/03 at 102             AAA           1,080,470
    3,690,000    6.650%, 12/01/19                                                   12/03 at 102             AAA           4,025,642

    1,750,000   Pine-Richland School District (Allegheny County, Pennsylvania),      9/03 at 100             AAA           1,830,605
                 General Obligation Bonds, Series A of 1993, 6.100%, 9/01/18
                 (Pre-refunded to 9/01/03)

    3,660,000   Rose Tree Media School District, Delaware County, Pennsylvania,      9/01 at 100             AAA           3,791,357
                 General Obligation Bonds, Series of 1993, 6.700%, 3/15/12
                 (Pre-refunded to 9/15/01)

    2,500,000   Schuylkill Valley School District, Berks County, Pennsylvania,       4/03 at 100             AAA           2,586,400
                 General Obligation Bonds, Series of 1993, 5.850%, 4/15/13
                 (Pre-refunded to 4/15/03)

    2,695,000   Wallenpaupack Area School District, Wayne and Pike Counties,         4/01 at 100             AAA           2,730,628
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 5.500%, 4/01/11 (Pre-refunded to 4/01/01)

    1,650,000   The Municipal Authority of the Borough of West View (Allegheny      No Opt. Call             AAA           2,151,666
                 County, Pennsylvania), Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.9%

    8,000,000   Beaver County Industrial Development Authority, Pennsylvania,        6/08 at 102             AAA           6,967,760
                 Exempt Facilities Revenue Bonds (Shippingport Project),
                 1998 Series A, 5.375%, 6/01/28 (Alternative Minimum Tax)

    7,590,000   Indiana County Industrial Development Authority (Pennsylvania),      5/07 at 102             AAA           7,285,945
                 Pollution Control Revenue Bonds (Metropolitan Edison Company
                 Project), 1997 Series A, 5.950%, 5/01/27 (Alternative Minimum Tax)

   15,000,000   Lehigh County Industrial Development Authority, Pollution Control   11/02 at 102             AAA          15,162,450
                 Revenue Refunding Bonds (Pennsylvania Power and Light
                 Company Project), 1992 Series A, 6.400%, 11/01/21

    7,350,000   Luzerne County Industrial Development Authority, Exempt Facilities  10/02 at 102               A           7,803,201
                 Revenue Refunding Bonds (Pennsylvania Gas and Water Company
                 Project), 1992 Series A, 7.200%, 10/01/17 (Alternative Minimum Tax)

    4,500,000   Luzerne County Industrial Development Authority, Exempt Facilities  12/02 at 102               A           4,777,380
                 Revenue Bonds (Pennsylvania Gas and Water Company Project),
                 1992 Series B, 7.125%, 12/01/22 (Alternative Minimum Tax)




                            PORTFOLIO OF INVESTMENTS
                            NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) (continued)
                            December 31, 1999
                            (Unaudited)
    PRINCIPAL                                                                      OPTIONAL CALL                              MARKET
       AMOUNT   DESCRIPTION                                                          PROVISIONS*       RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 5.5%

$   1,975,000   Delaware County Industrial Development Authority, Water Facilities   6/02 at 102             AAA          $2,076,278
                 Revenue Refunding Bonds (Philadelphia Suburban Water Company
                 Project), Series of 1992, 6.500%, 6/01/10

    5,500,000   Northumberland County Industrial Development Authority, Exempt      10/03 at 102             N/R           5,194,695
                 Facilities Revenue Bonds (Roaring Creek Water Company Project),
                 1993 Series, 6.375%, 10/15/23 (Alternative Minimum Tax)

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 1995:
    3,000,000    6.750%, 8/01/05                                                    No Opt. Call             AAA           3,261,210
    2,730,000    6.250%, 8/01/10                                                    No Opt. Call             AAA           2,943,623

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 1993:
    1,380,000    5.750%, 6/15/13                                                     6/03 at 102             AAA           1,389,246
    1,385,000    5.500%, 6/15/14                                                     6/03 at 102             AAA           1,354,594

   10,000,000   The Pittsburgh Water and Sewer Authority, Water and Sewer System    No Opt. Call             AAA           1,644,100
                 First Lien Revenue Bonds, Series B of 1998, 0.000%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------
$ 358,160,000   Total Investments - (cost $327,188,232) - 98.8%                                                          320,930,785
=============
                Other Assets Less Liabilities - 1.2%                                                                       4,015,210
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $324,945,995
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
December 31, 1999
(Unaudited)
                                                             NEW JERSEY           NEW JERSEY        PENNSYLVANIA        PENNSYLVANIA
                                                     INVESTMENT QUALITY       PREMIUM INCOME  INVESTMENT QUALITY    PREMIUM INCOME 2
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market
   value (note 1)                                          $444,369,037         $253,892,535        $355,913,755        $320,930,785
 Cash                                                                --               74,236                  --                  --
 Receivables:
   Interest                                                   7,971,813            4,629,477           5,696,646           5,259,048
   Investments sold                                                  --              435,000                  --              15,000
 Other assets                                                    26,735               31,875              24,901              31,757
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          452,367,585          259,063,123         361,635,302         326,236,590
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                             4,675,147                   --                  --                  --
Accrued expenses:
   Management fees (note 6)                                     242,047              141,718             196,475             177,221
   Other                                                        310,280              250,773             460,915           1,058,365
Preferred share dividends payable                                81,215               14,104              37,332              55,009
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       5,308,689              406,595             694,722           1,290,595
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $447,058,896         $258,656,528        $360,940,580        $324,945,995
====================================================================================================================================
Preferred shares, at liquidation value                     $162,000,000         $ 91,600,000        $132,000,000        $118,100,000
====================================================================================================================================
Preferred shares outstanding                                      6,480                3,664               5,280               4,724
====================================================================================================================================
Common shares outstanding                                    19,980,489           12,012,933          16,076,767          15,747,463
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by
   Common shares outstanding)                              $      14.27         $      13.91        $      14.24        $      13.14
====================================================================================================================================


                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1999
(Unaudited)
                                                             NEW JERSEY          NEW JERSEY        PENNSYLVANIA        PENNSYLVANIA
                                                     INVESTMENT QUALITY      PREMIUM INCOME  INVESTMENT QUALITY    PREMIUM INCOME 2
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)                                  $13,743,166         $ 7,538,805         $11,447,487         $ 9,691,415
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                      1,455,940             854,615           1,186,140           1,073,848
Preferred shares - auction fees                                 163,835             115,442             138,629             148,838
Preferred shares - dividend disbursing agent fees                14,274              15,123              14,274              15,123
Shareholders' servicing agent fees and expenses                  23,664              12,049              27,981              25,639
Custodian's fees and expenses                                    58,928              40,326             109,581              50,109
Directors'/Trustees' fees and expenses (note 6)                   2,120               1,312               1,765               1,682
Professional fees                                                 9,187               8,938               9,085               9,043
Shareholders' reports - printing and mailing expenses            54,819              37,386              37,852              45,993
Stock exchange listing fees                                      12,484              12,230              12,560              12,230
Investor relations expense                                       19,035              11,831              17,007              15,988
Other expenses                                                    9,234               6,954               7,443               5,295
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                    1,823,520           1,116,206           1,562,317           1,403,788
    Custodian fee credit (note 1)                               (22,284)            (11,787)            (77,226)            (18,355)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  1,801,236           1,104,419           1,485,091           1,385,433
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        11,941,930           6,434,386           9,962,396           8,305,982
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               732,647             (64,260)           (392,967)         (3,124,281)
Change in net unrealized appreciation (depreciation)
  of investments                                            (17,345,281)        (11,849,137)        (15,528,325)        (14,878,600)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                            (16,612,634)        (11,913,397)        (15,921,292)        (18,002,881)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $ (4,670,704)       $ (5,479,011)       $ (5,958,896)       $ (9,696,899)
===================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)
                                                            NEW JERSEY INVESTMENT QUALITY              NEW JERSEY PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                               12/31/99              6/30/99            12/31/99             6/30/99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 11,941,930         $ 22,534,913         $ 6,434,386       $ 12,920,003
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                                 732,647              255,510             (64,260)          (244,178)
Change in net unrealized appreciation (depreciation)
   of investments                                           (17,345,281)          (9,880,112)        (11,849,137)        (4,838,620)
Net increase (decrease) in net assets from operations        (4,670,704)          12,910,311          (5,479,011)         7,837,205
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (9,158,874)         (18,431,006)         (5,184,787)       (10,381,899)
   Preferred shareholders                                    (2,707,764)          (3,894,310)         (1,467,993)        (2,619,427)
From accumulated net realized gains from
investment transactions:
   Common shareholders                                         (751,266)            (501,058)                 --                 --
   Preferred shareholders                                      (220,556)            (118,996)                 --                 --
Decrease in net assets from distributions to shareholders   (12,838,460)         (22,945,370)         (6,652,780)       (13,001,326)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued
   to shareholders
   due to reinvestment of distributions                       1,238,853            2,911,713             484,301          1,192,349
Net proceeds from sale of Preferred shares                           --           31,574,604                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                                         1,238,853           34,486,317             484,301          1,192,349
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (16,270,311)          24,451,258         (11,647,490)        (3,971,772)
Net assets at the beginning of period                       463,329,207          438,877,949         270,304,018        274,275,790
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $447,058,896         $463,329,207        $258,656,528       $270,304,018
===================================================================================================================================
Balance of undistributed net investment income
   at the end of period                                    $    844,946         $    769,654        $    308,237       $    526,631
===================================================================================================================================
                                                           PENNSYLVANIA INVESTMENT QUALITY           PENNSYLVANIA PREMIUM INCOME 2
-----------------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED         YEAR ENDED
                                                               12/31/99              6/30/99            12/31/99            6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $  9,962,396         $ 19,256,552         $ 8,305,982       $ 16,317,016
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                             (392,967)           1,496,625          (3,124,281)           580,091
Change in net unrealized appreciation (depreciation)
   of investments                                           (15,528,325)         (10,804,691)        (14,878,600)       (10,102,849)
Net increase (decrease) in net assets from operations        (5,958,896)           9,948,486          (9,696,899)         6,794,258
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (8,043,580)         (16,078,764)         (6,377,732)       (12,031,069)
   Preferred shareholders                                    (2,070,455)          (3,372,586)         (2,008,726)        (3,551,933)
From accumulated net realized gains from
investment transactions:
   Common shareholders                                       (1,173,604)             (71,740)           (236,212)                --
   Preferred shareholders                                      (288,698)             (16,220)            (69,046)                --
Decrease in net assets from distributions
      to shareholders                                       (11,576,337)         (19,539,310)         (8,691,716)       (15,583,002)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued
   to shareholders
   due to reinvestment of distributions                       1,007,398            2,247,807                  --                 --
Net proceeds from sale of Preferred shares                           --           21,672,384                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
      share transactions                                      1,007,398           23,920,191                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (16,527,835)          14,329,367         (18,388,615)        (8,788,744)
Net assets at the beginning of period                       377,468,415          363,139,048         343,334,610        352,123,354
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $360,940,580         $377,468,415        $324,945,995      $343,334,610
==================================================================================================================================
Balance of undistributed net investment income at the
   end of period                                           $    183,391         $    335,030        $    795,128      $    875,604
==================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) and Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on a specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1999, New Jersey Investment Quality had when-issued and delayed delivery purchase commit ments of $4,675,147. There were no such purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each New Jersey Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the New Jersey Funds. Each Pennsylvania Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal, Pennsylvania state personal income and the Philadelphia School District Investment Income taxes, to retain such tax-exempt status when distributed to shareholders of the Pennsylvania Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

(Unaudited)


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, were as follows:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Number of Shares:
   Series M                                                  3,200           --           --          844
   Series T                                                     --          624          880           --
   Series W                                                     --        1,440        2,400           --
   Series Th                                                 2,000        1,600        2,000        2,080
   Series F                                                  1,280           --           --        1,800
---------------------------------------------------------------------------------------------------------
Total                                                        6,480        3,664        5,280        4,724
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 1999.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Reclassification
Certain amounts have been reclassified in the 1999 Financial Highlights to conform to the 2000 presentation.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                  NEW JERSEY INVESTMENT QUALITY     NEW JERSEY PREMIUM INCOME
--------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED
                                                         12/31/99      6/30/99          12/31/99       6/30/99
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                         78,718      170,697           32,236        73,157
--------------------------------------------------------------------------------------------------------------
Preferred shares sold                                           --        1,280               --            --
==============================================================================================================
                                                                                            PENNSYLVANIA
                                                  PENNSYLVANIA INVESTMENT QUALITY         PREMIUM INCOME 2
--------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED
                                                         12/31/99      6/30/99          12/31/99       6/30/99
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            62,998      129,690               --            --
--------------------------------------------------------------------------------------------------------------
Preferred shares sold                                           --          880               --            --
==============================================================================================================



3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid February 1, 2000, to shareholders of record on January 15, 2000, as follows:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Dividend per share                                         $ .0765      $ .0720      $ .0810      $ .0675
=========================================================================================================



4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended December 31, 1999, were as follows:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $30,554,345   $7,973,511  $36,669,788  $43,055,567
   Short-term municipal securities                      26,750,000    5,000,000   40,825,000   11,750,000
Sales and maturities:
   Long-term municipal securities                       18,513,658    9,966,277   18,986,565   41,943,346
   Short-term municipal securities                      26,750,000    5,000,000   40,825,000   11,750,000
=========================================================================================================

At December 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                         NEW JERSEY    NEW JERSEY  PENNSYLVANIA  PENNSYLVANIA
                                                         INVESTMENT       PREMIUM    INVESTMENT       PREMIUM
                                                            QUALITY        INCOME       QUALITY      INCOME 2
-------------------------------------------------------------------------------------------------------------
                                                       $441,608,647  $256,056,526  $354,292,121  $327,188,232
=============================================================================================================

(Unaudited)

At June 30, 1999, the Funds' last fiscal year end, New Jersey Premium Income had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                      NEW JERSEY
                                                                         PREMIUM
                                                                          INCOME
--------------------------------------------------------------------------------
Expiration year:
   2002                                                               $3,583,548
   2003                                                                  129,409
   2004                                                                  650,143
   2005                                                                  174,583
   2006                                                                       --
   2007                                                                  244,178
--------------------------------------------------------------------------------
Total                                                                 $4,781,861
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at December 31, 1999, were as follows:


                                                        NEW JERSEY    NEW JERSEY  PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM    INVESTMENT       PREMIUM
                                                           QUALITY        INCOME       QUALITY      INCOME 2
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $12,631,840   $ 3,829,451  $ 12,765,320  $  4,100,443
   depreciation                                         (9,871,450)   (5,993,442)  (11,143,686)  (10,357,890)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $ 2,760,390   $(2,163,991) $ 1,621,634   $ (6,257,447)
============================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At December 31, 1999, net assets consisted of:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $162,000,000 $ 91,600,000 $132,000,000 $118,100,000
Common shares, $.01 par value per share                    199,805      120,129      160,768      157,475
Paid-in surplus                                        281,252,547  173,638,274  227,369,085  215,275,699
Balance of undistributed net investment income             844,946      308,237      183,391      795,128
Accumulated net realized gain (loss) from
   investment transactions                                  (2,170)  (4,850,752)    (394,298)  (3,124,860)
Net unrealized appreciation (depreciation)
   of investments                                        2,763,768   (2,159,360)   1,621,634   (6,257,447)
---------------------------------------------------------------------------------------------------------
Net assets                                            $447,058,896 $258,656,528 $360,940,580 $324,945,995
=========================================================================================================
Authorized shares:
   Common                                              200,000,000  200,000,000    Unlimited    Unlimited
   Preferred                                             1,000,000    1,000,000    Unlimited    Unlimited
=========================================================================================================

                  FINANCIAL HIGHLIGHTS
                  (Unaudited)
                  Selected data for a Common share outstanding throughout each period:
                                                       Investment Operations
                                            -------------------------------------------
                                                              Net
                                                              Realized/
                           Beginning        Net               Unrealized
                           Net Asset        Investment        Investment
                           Value            Income            Gain (Loss)       Total
NEW JERSEY INVESTMENT
  QUALITY
Year Ended 6/30:
    2000(a)                $15.14           $ .60             $ (.82)           $ (.22)
    1999                    15.65            1.14               (.46)              .68
    1998                    15.41            1.16                .29              1.45
    1997                    15.05            1.18                .34              1.52
    1996                    15.06            1.17               (.01)             1.16
    1995                    14.73            1.20                .40              1.60
NEW JERSEY PREMIUM INCOME
Year Ended 6/30:
    2000(a)                 14.92            .54               (1.00)             (.46)
    1999                    15.34            1.08               (.41)              .67
    1998                    14.71            1.10                .65              1.75
    1997                    14.18            1.09                .51              1.60
    1996                    13.97            1.08                .20              1.28
    1995                    13.46            1.06                .55              1.61
PENNSYLVANIA INVESTMENT
  QUALITY
Year Ended 6/30:
    2000(a)                 15.33             .62               (.99)             (.37)
    1999                    15.94            1.22               (.59)              .63
    1998                    15.91            1.23                .10              1.33
    1997                    15.72            1.26                .22              1.48
    1996                    15.86            1.28               (.08)             1.20
    1995                    15.49            1.29                .41              1.70
PENNSYLVANIA PREMIUM
  INCOME 2
Year Ended 6/30:
    2000(a)                 14.30             .53              (1.13)            (.60)
    1999                    14.86            1.04               (.61)             .43
    1998                    14.20            1.02                .67             1.69
    1997                    13.57            1.04                .63             1.67
    1996                    13.25            1.04                .33             1.37
    1995                    12.53            1.05                .77             1.82


                                                          Less Distributions
                           -----------------------------------------------------------------------------
                           Net              Net
                           Investment       Investment        Capital           Capital
                           Income           Income            Gains             Gains
                           to Common        to Preferred      to Common         to Preferred
                           Shareholders     Shareholders+     Shareholders      Shareholders+    Total
NEW JERSEY INVESTMENT
  QUALITY
Year Ended 6/30:
    2000(a)                $ (.46)          $(.14)            $(.04)            $(.01)           $ (.65)
    1999                    (.93)            (.20)             (.03)             (.01)            (1.17)
    1998                    (.95)            (.22)             (.03)             (.01)            (1.21)
    1997                    (.95)            (.21)              --                --              (1.16)
    1996                    (.94)            (.23)              --                --              (1.17)
    1995                   (1.01)            (.24)             (.02)              --              (1.27)
NEW JERSEY PREMIUM
  INCOME
Year Ended 6/30:
    2000(a)                 (.43)            (.12)              --                --               (.55)
    1999                    (.87)            (.22)              --                --              (1.09)
    1998                    (.86)            (.26)              --                --              (1.12)
    1997                    (.84)            (.23)              --                --              (1.07)
    1996                    (.81)            (.26)              --                --              (1.07)
    1995                    (.81)            (.28)             (.01)              --              (1.10)
PENNSYLVANIA INVESTMENT
  QUALITY
Year Ended 6/30:
    2000(a)                 (.50)            (.13)             (.07)             (.02)             (.72)
    1999                   (1.01)            (.21)              --                --              (1.22)
    1998                   (1.01)            (.23)             (.05)             (.01)            (1.30)
    1997                   (1.01)            (.24)             (.03)             (.01)            (1.29)
    1996                   (1.05)            (.25)             (.03)             (.01)            (1.34)
    1995                   (1.07)            (.26)              --                --              (1.33)
PENNSYLVANIA PREMIUM
  INCOME 2
Year Ended 6/30:
    2000(a)                 (.41)            (.13)             (.02)              --               (.56)
    1999                    (.76)            (.23)              --                --               (.99)
    1998                    (.77)            (.26)              --                --              (1.03)
    1997                    (.78)            (.26)              --                --              (1.04)
    1996                    (.78)            (.27)              --                --              (1.05)
    1995                    (.81)            (.29)              --                --              (1.10)


                                                                                     Total Returns
                                                                                -------------------------
                           Organization
                           and Offering
                           Costs and                                                             Based
                           Preferred        Ending                              Based            on
                           Share            Net               Ending            on               Net
                           Underwriting     Asset             Market            Market           Asset
                           Discounts        Value             Value             Value**          Value**
NEW JERSEY INVESTMENT
QUALITY
Year Ended 6/30:
    2000(a)                $--              $14.27            $12.6250          (17.41)%         (2.50)%
    1999                   (.02)             15.14             15.8125           (2.33)           2.82
    1998                    --               15.65             17.1250           11.38            8.12
    1997                    --               15.41             16.3125           16.50            8.92
    1996                    --               15.05             14.8750            8.17            6.28
    1995                    --               15.06             14.6250            3.03            9.71
NEW JERSEY PREMIUM
  INCOME
Year Ended 6/30:
    2000(a)                 --               13.91             12.3125          (19.72)          (3.92)
    1999                    --               14.92             15.8125            7.17            2.87
    1998                    --               15.34             15.5625           11.12           10.35
    1997                    --               14.71             14.8125           20.95            9.94
    1996                    --               14.18             13.0000            4.24            7.37
    1995                    --               13.97             13.2500           14.60           10.39
PENNSYLVANIA INVESTMENT
  QUALITY
Year Ended 6/30:
    2000(a)                 --               14.24             13.2500          (17.48)          (3.42)
    1999                   (.02)             15.33             16.6875            2.56            2.50
    1998                    --               15.94             17.2500            8.77            7.02
    1997                    --               15.91             16.8750            9.75            8.01
    1996                    --               15.72             16.3750           12.74            6.00
    1995                    --               15.86             15.5000            2.32            9.77
PENNSYLVANIA PREMIUM
  INCOME 2
Year Ended 6/30:
    2000(a)                 --               13.14             12.0000           (9.82)          (5.24)
    1999                    --               14.30             13.7500            7.98            1.27
    1998                    --               14.86             13.4375            6.27           10.29
    1997                    --               14.20             13.3750           14.82           10.61
    1996                    --               13.57             12.3750            2.21            8.39
    1995                    --               13.25             12.8750           11.50           12.87


                                                          Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------
                                                                       Before Credit
                                            ------------------------------------------------------------------
                                                              Ratio of Net                       Ratio of Net
                                            Ratio of          Investment        Ratio of         Investment
                                            Expenses          Income to         Expenses         Income to
                                            to Average        Average           to Average       Average
                           Ending           Net Assets        Net Assets        Total            Total
                           Net              Applicable        Applicable        Net Assets       Net Assets
                           Assets           to Common         to Common         Including        Including
                           (000)            Shares++          Shares++          Preferred++      Preferred++
NEW JERSEY INVESTMENT
  QUALITY
Year Ended 6/30:
    2000(a)                $447,059         1.23%*            8.05%*            .79%*            5.19%*
    1999                    463,329         1.13              7.27              .80              5.12
    1998                    438,878         1.13              7.40              .79              5.20
    1997                    431,622         1.14              7.70              .80              5.36
    1996                    422,338         1.16              7.67              .81              5.33
    1995                    420,944         1.23              8.06              .85              5.57
NEW JERSEY PREMIUM
  INCOME
Year Ended 6/30:
    2000(a)                 258,657         1.28*             7.37*             .84*             4.82*
    1999                    270,304         1.24              7.00              .83              4.68
    1998                    274,276         1.25              7.24              .83              4.81
    1997                    266,074         1.27              7.53              .83              4.91
    1996                    259,708         1.32              7.53              .86              4.90
    1995                    257,251         1.46              7.89              .94              5.08
PENNSYLVANIA INVESTMENT
  QUALITY
Year Ended 6/30:
    2000(a)                 360,941         1.30*             8.24*             .84*             5.30*
    1999                    377,468         1.17              7.60              .81              5.30
    1998                    363,139         1.15              7.65              .80              5.34
    1997                    360,749         1.17              7.96              .81              5.52
    1996                    355,823         1.18              7.98              .82              5.53
    1995                    355,831         1.27              8.28              .87              5.70
PENNSYLVANIA PREMIUM
  INCOME 2
Year Ended 6/30:
    2000(a)                 324,946         1.29*             7.61*             .83*             4.92*
    1999                    343,335         1.24              6.93              .83              4.61
    1998                    352,123         1.24              6.99              .82              4.63
    1997                    341,751         1.27              7.47              .83              4.85
    1996                    331,863         1.30              7.59              .84              4.90
    1995                    326,771         1.46              8.23              .92              5.20


                                                          Ratios/Supplemental Data
                           -------------------------------------------------------------------------------
                                                    After Credit***
                           -----------------------------------------------------------------

                                            Ratio of Net                        Ratio of Net
                           Ratio of         Investment        Ratio of          Investment
                           Expenses         Income to         Expenses          Income to
                           to Average       Average           to Average        Average
                           Net Assets       Net Assets        Total             Total
                           Applicable       Applicable        Net Assets        Net Assets       Portfolio
                           to Common        to Common         Including         Including        Turnover
                           Shares++         Shares++          Preferred++       Preferred++      Rate
NEW JERSEY INVESTMENT
QUALITY
Year Ended 6/30:
    2000(a)                1.22%*           8.06%*            .78%*             5.20%*            4%
    1999                   1.13             7.27              .80               5.12              8
    1998                   1.13             7.40              .79               5.20              6
    1997                   1.14             7.70              .80               5.36             15
    1996                   1.16             7.67              .81               5.33             16
    1995                   1.23             8.06              .85               5.57             13
new jersey premium
  income
Year Ended 6/30:
    2000(a)                1.27*            7.39*             .83*              4.83*             3
    1999                   1.24             7.00              .83               4.68             10
    1998                   1.25             7.24              .83               4.81             13
    1997                   1.27             7.53              .83               4.91             18
    1996                   1.32             7.53              .86               4.90             32
    1995                   1.46             7.89              .94               5.08             15
PENNSYLVANIA INVESTMENT
  QUALITY
Year Ended 6/30:
    2000(a)                1.24*            8.31*             .80*              5.34*             5
    1999                   1.16             7.61              .81               5.30             16
    1998                   1.15             7.65              .80               5.34              9
    1997                   1.17             7.96              .81               5.52              8
    1996                   1.18             7.98              .82               5.53             12
    1995                   1.27             8.28              .87               5.70              9
PENNSYLVANIA PREMIUM
  INCOME 2
Year Ended 6/30:
    2000(a)                1.27*            7.63*             .82*              4.93*            13
    1999                   1.24             6.93              .82               4.62              9
    1998                   1.24             6.99              .82               4.63             32
    1997                   1.27             7.47              .83               4.85             29
    1996                   1.30             7.59              .84               4.90             19
    1995                   1.46             8.23              .92               5.20              5


*    Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended December 31, 1999.


BUILD YOUR WEALTH AUTOMATICALLY

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.



Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

FUND INFORMATION

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended December 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SERVING INVESTORS FOR GENERATIONS

Photo of: John Nuveen Sr.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisers, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisers have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisers and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

Invest well. Look ahead. Leave your mark.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



LOGO:
NUVEEN
 Investments

 John Nuveen & Co. Incorporated
 333 West Wacker Drive
 Chicago, IL 60606-1286

 www.nuveen.com



                                                                     FSA-2-12-99